                                                                    EXHIBIT 10.3

                                              CONFIDENTIAL TREATMENT REQUESTED


                MATERIALS TRANSFER AND INTELLECTUAL PROPERTY AGREEMENT


      This is an Agreement, effective as of the 24th day of February, 1995 (the "Effective Date"), between Aviron, a corporation incorporated in the State of California, with offices located at 1450 Rollins Road, Burlingame, California 94010 ("AVIRON"), and the Regents of the University of MICHIGAN, a constitutional corporation of the State of MICHIGAN, with offices located at Wolverine Tower, Room 2071, 3003 South State Street, Ann Arbor, Michigan 48109-1280, USA ("MICHIGAN"). AVIRON and MICHIGAN agree as follows:

1.    BACKGROUND.

1.1 MICHIGAN possesses intellectual property and technology relating to a cold-adapted influenza vaccine and MASTER STRAINS useful in the production of PRODUCTS for vaccination against influenza, and potentially for gene therapy and other uses.

1.2 AVIRON acknowledges that the MASTER STRAINS are the property of MICHIGAN, held in confidence by and to be held in confidence for MICHIGAN.

1.3 AVIRON desires to obtain, and MICHIGAN, consistent with its mission of education and research, desires to grant rights and make covenants to allow AVIRON to develop, manufacture, use, and sell PRODUCTS produced using the MASTER STRAINS and KNOW-HOW for a defined geographic TERRITORY.

2.    DEFINITIONS.

2.1 "AFFILIATE(S)", shall mean any individual, corporation, partnership, proprietorship or other entity controlled by,


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                                              CONFIDENTIAL TREATMENT REQUESTED


      controlling, or under common control with AVIRON through equity ownership, ability to elect directors, or by virtue of a majority of overlapping directors, and shall include any individual, corporation, partnership, proprietorship or other entity directly or indirectly beneficially owning, owned by or under common ownership with AVIRON to
      the extent of [                         ] or more of the voting
      securities of or voting interest in the owned entity.

2.2 "FIRST COMMERCIAL SALE" shall mean the first sale of any PRODUCT by AVIRON or an AFFILIATE or SUBLICENSEE, other than for use in clinical trials being conducted to obtain governmental approvals to market PRODUCTS.

2.3   "IMPROVEMENTS" shall mean any patentable improvements or
      know-how relating to [
                                                             ] for PRODUCTS and
      [                                                        ] for the MASTER
      STRAINS developed by MICHIGAN's JAPAN CONTRACTEE, AVIRON, AFFILIATES, or SUBLICENSEES.

      The term "IMPROVEMENTS" is not intended to include [



                                                                      ]

2.4 "JAPAN CONTRACTEE" shall mean the entity contracting with MICHIGAN for the rights to make, use and sell PRODUCTS in Japan (including the current contracting entity and any replacement or successor entity that may so contract with MICHIGAN).

2.5 "KNOW-HOW" shall mean the production processes, information data, and knowledge developed as of the Effective Date by MICHIGAN's faculty member Dr. Maassab, or under his direction


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                                              CONFIDENTIAL TREATMENT REQUESTED



      at MICHIGAN, and necessary or useful for [




                                                                            ]

2.6   "MASTER STRAINS" shall mean donor strains of influenza viruses [
                                            ] developed by MICHIGAN's faculty
      member Dr. Maassab, and provided by MICHIGAN hereunder, having the characteristics of and significant homology to the following [



                 ]

2.7 "NET SALES" shall mean the sum, over the term of this Agreement, of all amounts actually received and all other consideration actually received (or, when in a form other than cash or its equivalent, the fair market value thereof when received) by AVIRON and its AFFILIATES and SUBLICENSEES from persons or entities due to or by reason of the sale, distribution or use of PRODUCTS, less the following deductions and offsets, but only to the extent such sums are otherwise included in the computation of NET SALES, or are paid by AVIRON and its AFFILIATES and SUBLICENSEES and not otherwise reimbursed: refunds, rebates, replacements or credits actually allowed and taken by purchasers for return of PRODUCTS; government-mandated rebates or refunds given by AVIRON, AFFILIATES and SUBLICENSEES for purchases of PRODUCTS; customary trade, quantity and cash discounts actually allowed and taken; excise, value-added, transportation, use and sales taxes actually paid by AVIRON and its AFFILIATES and SUBLICENSEES for PRODUCTS; and


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                                              CONFIDENTIAL TREATMENT REQUESTED



      shipping and handling charges actually paid by AVIRON and its AFFILIATES and SUBLICENSEES for PRODUCTS. Sales of PRODUCTS intended for resale to third parties, made internally amongst AVIRON and its AFFILIATES and SUBLICENSEES, shall not be deemed sales for purposes of calculating "NET SALES" subject to royalty pursuant to Paragraph 5.3 of this Agreement (note that the resale by the recipient shall be included in the calculation of "NET SALES" and subject to royalty). Whenever the term "PRODUCT" may apply to a property during various stages of manufacture, use or sale, "NET SALES," as otherwise defined, shall be derived from the sale, distribution or use of such PRODUCT by AVIRON or AFFILIATES or SUBLICENSEES at the stage of its highest invoiced value to unrelated third parties.

2.8 "PATENTS" means any patent applications or patents covering MASTER STRAINS and KNOW-HOW, and also covering IMPROVEMENTS other than those owned by AVIRON, AFFILIATES and SUBLICENSEES, under which and to the extent that MICHIGAN has the right to grant rights and for which MICHIGAN does not have to pay a royalty to a third party. PATENTS owned by MICHIGAN shall be referred to herein as "MICHIGAN PATENTS."

2.9 "PARTIES", in singular or plural usage as required by the context, shall mean AVIRON and/or MICHIGAN.

2.10  "PRIOR CONTRACTEE" shall mean [
                                                                ] MICHIGAN's
      former licensee in the TERRITORY to the MASTER STRAINS pursuant to a terminated agreement.

2.11  "PRODUCTS" shall mean (i) [


                                                              ] as well as (ii)
      [


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                                              CONFIDENTIAL TREATMENT REQUESTED


                                                                              ]

2.12 "ROYALTY QUARTERS" shall mean the three-month periods ending on the last day of March, June, September and December of each year.

2.13 "SUBLICENSEE(S)" shall mean any person or entity, except an AFFILIATE, sublicensed by AVIRON under this Agreement to make, have made, use, market or sell, PRODUCTS in the TERRITORY.

2.14 "TECHNOLOGICAL DATA" shall mean any technical data or information relating to the MASTER STRAINS and to PRODUCTS which may be necessary or useful to exercise the rights to MASTER STRAINS and KNOW-HOW granted under this Agreement and to obtain regulatory approval of PRODUCTS in the TERRITORY, and which are generated by AVIRON, its AFFILIATES and SUBLICENSEES, or by[
                                      ] or by MICHIGAN's JAPAN CONTRACTEE or
      PRIOR CONTRACTEE where such technical data or information is actually provided to MICHIGAN. The term includes without limitation[








            ]

2.15  "TERRITORY" means all countries of the world except Japan.


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                                              CONFIDENTIAL TREATMENT REQUESTED

2.16 "VALID CLAIMS" means any claim(s) in an unexpired patent or pending in a patent application included within MICHIGAN PATENTS which has not been held unenforceable, unpatentable, or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer. If in any country there should be two or more such decisions conflicting with respect to the validity of the same claim, the decision of the higher or highest tribunal shall thereafter control; however, should the tribunals be of equal rank, then the decision or decisions upholding the claim shall prevail when the conflicting decisions are equal in number, and the majority of decisions shall prevail when the conflicting decisions are unequal in number.

3.    GRANT OF RIGHTS; COVENANTS OF MICHIGAN.

3.1 MICHIGAN hereby grants to AVIRON the exclusive right, under any of MICHIGAN's rights in the MASTER STRAINS, KNOW-HOW and TECHNOLOGICAL DATA, to use MASTER STRAINS and to practice and use KNOW-HOW and TECHNOLOGICAL DATA solely to make, have made, use, market and sell, PRODUCTS in the TERRITORY; with the right to grant sublicenses to AFFILIATES and SUBLICENSEES subject to the terms and provisions of Article 10 below.

3.2 MICHIGAN also hereby grants to AVIRON the exclusive license under PATENTS, to make, have made, use, market, import, offer for sale and sell PRODUCTS in the TERRITORY; with the right to grant sublicenses to AFFILIATES and SUBLICENSEES subject to the terms and provisions of
      Article 10 below. MICHIGAN reserves the right to practice any PATENTS for internal research and education purposes within the TERRITORY, and to license and practice any PATENTS for any purpose outside of the TERRITORY.


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                                              CONFIDENTIAL TREATMENT REQUESTED


3.3 MICHIGAN further grants to AVIRON the exclusive option to extend the definition of the term "TERRITORY" under this Agreement to include Japan, should MICHIGAN's agreement with the current JAPAN CONTRACTEE expire or terminate for any reason. MICHIGAN shall notify AVIRON of any such expiration or termination, and AVIRON shall thereafter have [

                                                                 ] AVIRON may
      exercise this option without payment of additional consideration other than as provided under this Agreement.

3.4 During the term of this Agreement MICHIGAN covenants not to enter into any agreement allowing any other party to use MASTER STRAINS or practice KNOW-HOW, TECHNOLOGICAL DATA, or IMPROVEMENTS for the purpose of the commercial manufacture or sale of PRODUCTS in the TERRITORY.


3.5 MICHIGAN further reserves the right to grant to the U.S. Government a nonexclusive, irrevocable, royalty-free license or licenses, with the right to sublicense, to any patents and patent applications covered by this Agreement, to the extent that such grant of license(s) is or may be required by research funding agreements between the University and the U.S. Government.

4.    PROVISION AND USE OF MASTER STRAINS; USE OF PRODUCTS.

4.1 Within thirty (30) days after the payment of the Agreement issue fee by AVIRON as set forth in Paragraph 5.1 below, MICHIGAN shall provide to AVIRON [



                                                                             ]


                                          7

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                                              CONFIDENTIAL TREATMENT REQUESTED


4.2 AVIRON, AFFILIATES and SUBLICENSEES shall use MASTER STRAINS only for the development, manufacture and sale of PRODUCTS.

4.3   AVIRON, AFFILIATES and SUBLICENSEES may make new passages of the MASTER
      STRAINS, [                          ] All MASTER STRAIN samples, including
      all passages made by AVIRON and AFFILIATES and SUBLICENSEES, shall be the property of MICHIGAN.

4.4 AVIRON, AFFILIATES and SUBLICENSEES shall not provide MASTER STRAINS including passages thereof to any third party.

4.5 AVIRON, AFFILIATES and SUBLICENSEES shall return or destroy at MICHIGAN's option all [




                                                                     ] to
      MICHIGAN upon any termination of this Agreement.

4.6 It is acknowledged that the MASTER STRAINS are confidential materials of MICHIGAN, pursuant to Article 16 below, and that unauthorized disclosure or transfer to third parties may result in financial detriment to MICHIGAN. AVIRON agrees to use its best efforts to limit use of all MASTER STRAINS for [
                                                             ]to treat the
      MASTER STRAINS as confidential pursuant to the terms of Article 16 below, and to limit access to the MASTER STRAINS to those of AVIRON's and its AFFILIATES' and SUBLICENSEES' employees reasonably requiring same for the purpose of manufacturing and commercialization of PRODUCTS, who further are obligated in writing to treat the MASTER STRAINS in a manner and to an equivalent extent as provided herein with regard to confidentiality, use and non-disclosure.

4.7 AVIRON, AFFILIATES and SUBLICENSEES shall use their best efforts to manufacture, analyze and store PRODUCTS and MASTER STRAINS in accordance with all applicable government laws and regulatory agency requirements. AVIRON, AFFILIATES and SUBLICENSEES shall be responsible for maintaining the stability and viability of the MASTER STRAINS.

4.8 During the course of the Agreement, MICHIGAN shall have the right to request, at reasonable intervals and quantities, such batch samples of PRODUCTS from AVIRON, AFFILIATES and SUBLICENSEES as it may desire for non-human research purposes only. PRODUCTS supplied to MICHIGAN prior to the FIRST COMMERCIAL SALE shall be maintained in confidence by MICHIGAN pursuant to the terms of Article 16 below and shall not be transferred to any third party unless required by law.

4.9 During the term of this Agreement, MICHIGAN shall not authorize the transfer of any MASTER STRAINS samples to any third party other than the JAPAN CONTRACTEE (subject to restrictions equivalent to those made under MICHIGAN's contract with the current JAPAN CONTRACTEE), except: (i) transfers required under any contractual obligations existing as of the Effective Date, and transfers required (and only to the extent required) under future research agreements between MICHIGAN and the Federal Government; (ii) transfers required by the Federal Government or by law;
      (iii) transfers, including publicly available deposits, of materials incorporating derivatives of MASTER STRAINS (such as reassortants), in support of academic publications and as consistent with generally accepted publication policies, made under arrangements restricting the use of such materials to uses for research purposes only; (iv) transfers for research purposes only, and only when made on terms reasonably acceptable to AVIRON; and (v) transfers as provided under Paragraph 11.2 or otherwise agreed upon in advance by AVIRON.


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                                              CONFIDENTIAL TREATMENT REQUESTED



      MICHIGAN acknowledges that this is a material obligation under this Agreement.

      Should MICHIGAN authorize a transfer in violation of this Paragraph 4.9 to a third party which thereafter develops a vaccine product produced from a seed virus derived from the MASTER STRAINS so received, and that vaccine product is distributed in competition with PRODUCTS manufactured, marketed, distributed or sold by AVIRON, AFFILIATES or SUBLICENSEES, then[




                                    ] This [



             ] This remedy is not exclusive.

4.10 Should any transfer of MASTER STRAINS occur directly from MICHIGAN to a third party, excluding transfers from MICHIGAN permitted under Paragraph
      4.9 or occurring prior to the Effective Date, and that third party thereafter develops a vaccine product produced from a seed virus derived from the MASTER STRAINS so received, and that vaccine product is distributed in competition with PRODUCTS manufactured, marketed, distributed or sold by AVIRON, AFFILIATES or SUBLICENSEES, then [


                   ]

4.11 MICHIGAN represents that, to its knowledge, all third parties which have received MASTER STRAINS directly from MICHIGAN prior to the Effective Date are listed on the List of Known


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                                              CONFIDENTIAL TREATMENT REQUESTED



      Recipients of MASTER STRAINS which is attached hereto and incorporated herein as Exhibit B.

5.    CONSIDERATION.

5.1   AVIRON shall pay to MICHIGAN a non-creditable, non-refundable
      fee of [                                                ] upon execution
      of this Agreement.

5.2   AVIRON shall also pay to MICHIGAN a further non-creditable,
      non-refundable fee of [                                                ]
      within thirty (30) days of [



                                                       ] (AVIRON shall notify
      MICHIGAN within thirty (30) days of [
                       ] described in this Paragraph.)

5.3 AVIRON shall also pay MICHIGAN, with respect to each ROYALTY QUARTER, a royalty equal to:

      (i)    [                                          ] of NET SALES of
             AVIRON and AFFILIATES for all PRODUCTS defined under Subparagraph 2.11(i) above; and

      (ii)   [                                               ] of NET SALES of
             AVIRON and AFFILIATES for all other PRODUCTS.

      Where NET SALES are generated for PRODUCTS that are vaccines which actually contain, in final form, more than one virus, then the royalty rate otherwise payable upon those NET SALES under Subparagraph 5.3(i) or
      (ii) above shall be multiplied by a fraction, the numerator of which shall be [

                                                       ] and the


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                                              CONFIDENTIAL TREATMENT REQUESTED


      denominator of which shall be [
                   ]

5.5 AVIRON shall also transfer to MICHIGAN, upon execution of this Agreement, shares of AVIRON stock and warrants to shares of AVIRON stock according to the terms of the Stock Transfer Agreement which is attached hereto and incorporated herein as Exhibit A. (Note: AVIRON's obligations under the Stock Transfer Agreement are deemed by the Parties to be material obligations of this Agreement, and MICHIGAN has certain termination rights applicable to this Agreement pursuant to Section 1.2 of the Stock Transfer Agreement.)

5.6 AVIRON and MICHIGAN shall execute, simultaneously with this Agreement, a Research Agreement under which AVIRON shall support continued research
      relating to the MASTER STRAINS by MICHIGAN for at least [           ]
      with a support commitment by AVIRON of [                             ].

5.7 The PARTIES acknowledge that the consideration to be received by MICHIGAN herein is made by AVIRON in exchange for the rights granted hereunder especially to MASTER STRAINS, and also to KNOW-HOW, PATENTS (if any, including PATENTS covering IMPROVEMENTS), and TECHNOLOGICAL DATA. AVIRON acknowledges that the provision of the physical MASTER STRAINS, KNOW-HOW and TECHNOLOGICAL DATA by MICHIGAN, and AVIRON's and its AFFILIATES and SUBLICENSEES access to MASTER STRAINS, KNOW-HOW and TECHNOLOGICAL DATA thereby gained, is sufficient to create the obligations for consideration agreed to herein.

6.    REPORTS.

6.1   Within [                          ] after the close of each ROYALTY
      QUARTER during the term of this Agreement (including the close of any ROYALTY QUARTER immediately following any termination of this Agreement), AVIRON shall report to

      MICHIGAN all royalties accruing to MICHIGAN during such ROYALTY QUARTER. Such quarterly reports shall indicate for each ROYALTY QUARTER the gross sales and NET SALES of PRODUCTS by AVIRON, AFFILIATES and SUBLICENSEES; as well as the various calculations used to arrive at said amounts, including the quantity, description (nomenclature and type designation), country of manufacture and country of sale of PRODUCTS. In case no payment is due for any such period, AVIRON shall so report.

6.2 AVIRON covenants that it will promptly establish and consistently employ a system of specific nomenclature and type designations for PRODUCTS so that various types can be identified and segregated in the reports owed under Paragraph 6.1, where necessary; AVIRON, AFFILIATES and SUBLICENSEES shall consistently employ such system when rendering invoices thereon and henceforth agree to inform MICHIGAN, or its auditors, when requested as to the details concerning such nomenclature system as well as to all additions thereto and changes therein.

6.3 AVIRON shall keep, and shall require its AFFILIATES and SUBLICENSEES to keep, true and accurate records and books of account containing data reasonably required for the computation and verification of payments to be made as provided by this Agreement, which records and books shall be open for inspection upon reasonable notice during business hours by either MICHIGAN auditor(s) or an independent certified accountant selected by MICHIGAN, for the purpose of verifying the amount of payments due and payable. Without in any way foreshortening any applicable statute of limitations, said right of inspection will exist for four (4) years from the date of origination of any such record, and this requirement and right of inspection shall survive any termination of this Agreement. MICHIGAN shall be responsible for all expenses of such inspection, except that if such


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                                              CONFIDENTIAL TREATMENT REQUESTED


      inspection reveals an underpayment of royalties to MICHIGAN in excess of ten percent (10%), then said inspection shall be at AVIRON's expense and such underpayment shall become immediately due and payable to MICHIGAN.

6.4 The reports provided for hereunder shall be certified by an authorized representative of AVIRON to be correct to the best of AVIRON's knowledge and information.

7.    TIMES ANID CURRENCIES OF PAYMENTS.

7.1 All payments accrued during each ROYALTY QUARTER shall be due and payable in Ann Arbor, Michigan on the date each quarterly report is due (as provided in Paragraph 6.1), shall be included with such report and shall be paid in United States dollars. AVIRON agrees to make all payments due hereunder to MICHIGAN by check made payable to "The Regents of The University of Michigan" and sent according to the instructions for notices set forth in Article 23 herein.

7.2 On all amounts outstanding and payable to MICHIGAN, interest shall accrue from the date such amounts are due and payable at [

                                 ] or at such lower rate as may be required by
      law.

7.3 Where NET SALES are generated in foreign currency, such foreign currency shall be converted into its equivalent in United States dollars at the exchange rate of such currency as reported (or if erroneously reported, as subsequently corrected) in the Wall Street Journal on the last business day of the ROYALTY QUARTER during which such payments are received by AVIRON, AFFILIATES or SUBLICENSEES (or if not reported on that date, as quoted by the Chase Manhattan Bank, N.A., in New York City, New York).


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                                              CONFIDENTIAL TREATMENT REQUESTED



7.4 Except as provided in the definition of NET SALES, all royalty payments to MICHIGAN under this Agreement shall be without deduction for sales, use, excise, personal property or other similar taxes or other duties imposed on such payments by the government of any country or any political subdivision thereof; and any and all such taxes or duties shall be assumed by and paid by AVIRON.

8.    COMMERCIALIZATION.

8.1 As between MICHIGAN and AVIRON, it is understood that AVIRON has the responsibility for obtaining any governmental approvals to manufacture and/or sell PRODUCTS.

8.2   AVIRON agrees to [                        ] (i) to develop PRODUCTS,
      obtain any government approvals necessary, and manufacture and sell PRODUCTS at the earliest possible date; (ii) to effectively exploit, market and manufacture in sufficient quantities to meet anticipated customer demand; and (iii) to make the benefits of the PRODUCTS reasonably available to the public.

8.3   AVIRON shall [
                       ] to commercialize (or have commercialized) PRODUCTS designed and marketed for all commercially feasible fields of use.

8.4 Within thirty (30) days of the FIRST COMMERCIAL SALE, AVIRON shall resort by written letter to MICHIGAN the date and general terms of that sale.

8.5   [





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                                              CONFIDENTIAL TREATMENT REQUESTED



                                ]

9.    TECHNOLOGICAL DATA: IMPROVEMENTS.

9.1 As soon as practical and not later than forty-five (45) days after the Effective Date, each PARTY shall disclose to the other TECHNOLOGICAL DATA in its possession (including TECHNOLOGICAL DATA received by MICHIGAN from its PRIOR CONTRACTEE), to the extent not previously made available to the other PARTY.

9.2 During the course of this Agreement, MICHIGAN shall provide AVIRON with any additional TECHNOLOGICAL DATA as said TECHNOLOGICAL DATA is developed
      [                       ] or when said TECHNOLOGICAL DATA is received by
      MICHIGAN if generated by MICHIGAN's JAPAN CONTRACTEE.

9.3 At least once every six (6) months, AVIRON shall submit to MICHIGAN (i) copies of all reports relating to the TECHNOLOGICAL DATA which AVIRON, including its AFFILIATES and SUBLICENSEES, has generated since the last reporting period, and (ii) a report informing MICHIGAN of the status of the developmental work respecting PRODUCTS.

9.4 All TECHNOLOGICAL DATA and IMPROVEMENTS developed or acquired by AVIRON, AFFILIATES and SUBLICENSEES (other than TECHNOLOGICAL DATA acquired from MICHIGAN), whether or not patented, shall be disclosed to MICHIGAN and an irrevocable, royalty-free license, with the right to sublicense outside the TERRITORY to the JAPAN CONTRACTEE, to utilize such TECHNOLOGICAL DATA or IMPROVEMENTS only with regard to the manufacture, use, marketing or sale of PRODUCTS shall be granted to MICHIGAN. Upon request by MICHIGAN, AVIRON shall

                                              CONFIDENTIAL TREATMENT REQUESTED



      file, prosecute and maintain patents on AVIRON's and its AFFILIATES' and SUBLICENSEES' IMPROVEMENTS outside the TERRITORY (I.E., in Japan) using patent counsel selected by AVIRON and MICHIGAN shall reimburse AVIRON for its costs associated with such patent filing, prosecution and maintenance outside the TERRITORY. AVIRON shall be responsible for prosecuting and maintaining at its own expense all other patents and patent applications on its IMPROVEMENTS.

10.   SUBLICENSING.

10.1 AVIRON shall have the exclusive right to grant sublicenses to its rights under Article 3 above to AFFILIATES and SUBLICENSEES, to make, have made, use, market and sell, PRODUCTS in the TERRITORY.

10.2 AVIRON shall notify MICHIGAN of every sublicense agreement and each amendment thereto, within thirty (30) days after their execution, and indicate the name of the SUBLICENSEE or AFFILIATE, the territory of the sublicense, and the scope of the sublicense.

10.3 Any sublicense granted by AVIRON under this Article 10 shall provide for [

                                              CONFIDENTIAL TREATMENT REQUESTED



                  ]

10.4 All sublicenses shall be consistent with the terms and conditions of this Agreement, and shall contain all terms as required by this Agreement, including acknowledgement of MICHIGAN's disclaimer of warranty and the limitation on MICHIGAN's liability, as described by Article 13; and also including the following obligations and duties at least to the extent described in the various noted sections herein, and to the extent required so as to allow AVIRON to fulfill its obligations under the various sections herein: obligations and restrictions relating to MASTER STRAINS, PRODUCTS, and their ownership and use (Article 4); duties of use of a nomenclature system (Paragraph 6.2); duties to keep records (Paragraph 6.4); obligations regarding the periodic reporting, disclosure and grant of rights to TECHNOLOGICAL DATA and IMPROVEMENTS (Article 9); duties to avoid improper representations or responsibilities (Paragraph 13.4); obligations to defend, hold harmless, and indemnify MICHIGAN (Article 14); obligations to obtain insurance (Paragraph 14.3); obligations relating to the return and non-use of MASTER STRAINS and TECHNOLOGICAL DATA and prohibitions on the manufacture of PRODUCTS after termination of the Agreement (Paragraph 15.5); duties to provide rights to MICHIGAN to TECHNOLOGICAL DATA and IMPROVEMENTS upon termination of the Agreement (Paragraph 15.6); duties relating to Confidential Information (Article 16) and to pre-publication disclosure (Article 17); duties to control export (Article 20); and duties to restrict the use of MICHIGAN's name (Article 22). With respect to SUBLICEENSEES sublicensed solely to manufacture PRODUCTS for sale to AVIRON and AFFILIATES, duties regarding use of a nomenclature system and recordkeeping may be inapplicable.

11.   PATENT APPLICATIONS AND MAINTENANCE.

11.1 MICHIGAN shall control, subject to AVIRON's participation as provided in Paragraph 11.2, all aspects of preparing, filing, prosecuting, and maintaining MICHIGAN PATENTS in the TERRITORY, including foreign filings and Patent Cooperation Treaty filings. AVIRON shall, at its own expense, perform all actions and execute or cause to be executed all documents necessary to support such filing, prosecution, or maintenance.

11.2 MICHIGAN shall notify AVIRON of all information received by MICHIGAN relating to the preparation, filing, prosecution and maintenance of MICHIGAN PATENTS, including any lapse, revocation, surrender, invalidation or abandonment of any of the MICHIGAN PATENTS, in sufficient time to allow AVIRON to review and comment upon such information. AVIRON shall have the right to use its own patent counsel in making its review and comment. MICHIGAN shall deposit or otherwise make available MASTER STRAINS as part of the prosecution of any MICHIGAN PATENTS only after notification of AVIRON, and only provided AVIRON does not reasonably object.

11.3 MICHIGAN may in its sole discretion decide to refrain from or to cease prosecuting or maintaining any of the MICHIGAN PATENTS in the TERRITORY, including any foreign filing or any Patent Cooperation Treaty filing. In the event that MICHIGAN makes such decision, MICHIGAN shall notify AVIRON promptly and in sufficient time to permit AVIRON at its sole discretion to continue such prosecution or maintenance at AVIRON's expense. If AVIRON elects to continue such prosecution or maintenance, MICHIGAN shall execute such documents and perform such acts at AVIRON's expense as may be reasonably necessary for AVIRON to so continue such prosecution or maintenance; however, in no circumstance may MASTER STRAINS samples be provided to any entity for patent

                                              CONFIDENTIAL TREATMENT REQUESTED



      purposes (e.g., registration of samples with a materials repository agency for public access) without MICHIGAN's express consent.

11.4  AVIRON shall reimburse patent expenses paid by MICHIGAN as follows:
      MICHIGAN shall provide notice to AVIRON of all reasonable and necessary expenses paid by MICHIGAN, with sufficiently detailed documentation to support such expenses in monitoring, drafting, filing, prosecuting and maintaining the MICHIGAN PATENTS in the TERRITORY, and in maintaining or asserting its inventorship or ownership interest in MICHIGAN PATENTS, including [





                               ] The first such notice of expenses provided by
      MICHIGAN shall include [

                                                                      ] Within
      thirty (30) days of the receipt of each such notice, AVIRON shall reimburse MICHIGAN for all such reasonable and necessary expenses, except that AVIRON shall not be required to reimburse [


                      ] however, in any case where AVIRON fails to promptly reimburse MICHIGAN for any above-described expenses (whether or not related to filings requested by AVIRON), [


                                                  ]

                                              CONFIDENTIAL TREATMENT REQUESTED



12.   INFRINGEMENT.

12.1 During the term of this Agreement, AVIRON shall have the first option to police MICHIGAN PATENTS against infringement by other parties in the TERRITORY. This right to police includes defending any action for declaratory judgment of noninfringement or invalidity; and prosecuting, defending or settling all infringement and declaratory judgment actions at its expense and through counsel of its selection, except that any such settlement shall only be made with the advice and consent of MICHIGAN. MICHIGAN shall provide reasonable assistance to AVIRON with respect to such actions, provided AVIRON shall reimburse MICHIGAN for out-of-pocket expenses incurred in connection with any such assistance rendered at AVIRON's request or reasonably required by MICHIGAN. In the event AVIRON elects to institute any such action or suit, MICHIGAN agrees to be named as a nominal party therein. MICHIGAN retains the right to participate, with counsel of its own choosing, in any action under this Paragraph 12.1.

12.2 In the event that AVIRON shall institute an action for infringement of MICHIGAN PATENTS or defend a declaratory judgment or other action with respect to MICHIGAN PATENTS, any portion of any resulting settlement payments or damages awarded which is received by AVIRON, less [


                                                    ] paid and unrecovered by
      AVIRON, shall be paid[    ] to AVIRON and [   ] to MICHIGAN.

12.3 In the event that AVIRON fails to take action to abate any alleged infringement of MICHIGAN PATENTS within[
                   ] of a request by MICHIGAN to do so (or within such shorter period which might be required to preserve the legal rights of MICHIGAN under the laws of any relevant government or political subdivision thereof), then MICHIGAN shall have

                                              CONFIDENTIAL TREATMENT REQUESTED


      the right to take such action (including prosecution of a suit) at its expense and AVIRON shall use reasonable efforts to cooperate in such action, at AVIRON's expense. In the event MICHIGAN elects to institute any such action or suit, AVIRON agrees to be named as a nominal party therein. MICHIGAN shall have full authority to settle on such terms as MICHIGAN shall determine, except that MICHIGAN shall not reach any settlement whereby it licenses a third party under any MICHIGAN PATENTS in the TERRITORY without the consent of AVIRON. Any portion of any resulting settlement payments or damages awarded which is received by MICHIGAN, less [


                                                               ] paid and
      unrecovered by MICHIGAN, shall be paid [     ] to MICHIGAN and [     ]to
      AVIRON.

12.4 AVIRON shall promptly notify MICHIGAN in writing in detail of the discovery of any allegation by a third party of infringement resulting from the practice of PATENTS, and of the initiation of any legal action by AVIRON or by any third party with regard to any alleged infringement or noninfringement. AVIRON shall in a timely manner keep MICHIGAN informed and provide copies to MICHIGAN of all documents regarding all such proceedings or actions instituted by AVIRON.

13.   NO WARRANTIES; LIMITATION ON MICHIGAN'S LIABILTTY.

13.1 MICHIGAN, including its fellows, officers, employees and agents, makes no representations or warranties that any PATENTS are or will be held valid, or that the manufacture, use, sale or other distribution of any PRODUCTS will not infringe upon any patent or other rights not vested in MICHIGAN.

13.2 MICHIGAN, INCLUDING ITS FELLOWS, OFFICERS, EMPLOYEES AND AGENTS, MAKES NO REPRESENTATIONS, EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND ASSUMES NO RESPONSIBILITIES WHATEVER WITH RESPECT TO DESIGN, DEVELOPMENT, MANUFACTURE, USE, SALE OR OTHER DISPOSITION BY AVIRON, AFFILIATES OR SUBLICENSEES OF MASTER STRAINS OR PRODUCTS.

13.3 THE ENTIRE RISK AS TO PERFORMANCE OF PRODUCTS AND AS TO THE SAFE USE AND HANDLING OF MASTER STRAINS AND PRODUCTS IS ASSUMED BY AVIRON, AFFILIATES AND SUBLICENSEES. In no event shall MICHIGAN, including its fellows, officers, employees and agents, be responsible or liable for any direct, indirect, special, incidental, or consequential damages or lost profits to AVIRON, AFFILIATES, SUBLICENSEES or any other individual or entity regardless of legal theory. The above limitations on liability apply even though MICHIGAN, its fellows, officers, employees or agents may have been advised of the possibility of such damage. Regardless of any testing which may have been done at MICHIGAN, MICHIGAN makes no representations regarding the efficacy or safety of PRODUCTS.

13.4 AVIRON shall not, and shall require that its AFFILIATES and SUBLICENSEES do not, make any statements, representations or warranties or accept any liabilities or responsibilities whatsoever to or with regard to any person or entity which are inconsistent with any disclaimer or limitation included in this Article 12.

14.   INDEMNITY; INSURANCE.

14.1 AVIRON shall defend, indemnify and hold harmless and shall require its AFFILIATES and SUBLICENSEES to defend, indemnify and hold harmless MICHIGAN, its fellows, officers, employees and agents, for and against any and all claims, demands, damages, losses, and expenses of any nature (including attorneys, fees and other litigation expenses), resulting from, but not limited to, death, personal injury, illness, property damage, economic loss or products liability arising from or in connection with, any of the following:

      (1) Any manufacture, use, sale or other disposition by AVIRON, AFFILIATES, SUBLICENSEES or transferees of MASTER STRAINS or PRODUCTS;

      (2) The direct or indirect use by any person of MASTER STRAINS or PRODUCTS made, used, sold or otherwise distributed by AVIRON, AFFILIATES or SUBLICENSEES;

      (3) The use, handling, storage or disposal by AVIRON, AFFILIATES or SUBLICENSEES of PRODUCTS, MASTER STRAINS, or any type of derivative of MASTER STRAINS;

      (4) The use by AVIRON, AFFILIATES or SUBLICENSEES of KNOW-HOW, IMPROVEMENTS or TECHNOLOGICAL DATA.

      No approval, review, inspection nor receipt by MICHIGAN of any TECHNOLOGICAL DATA, IMPROVEMENTS, samples or otherwise or representations made with respect thereto shall in any manner relieve AVIRON and its AFFILIATES and SUBLICENSEES of the responsibilities under this Paragraph 14.1.

14.2 MICHIGAN shall be entitled to participate at its option and expense through counsel of its own selection, and may join in any legal actions related to any such claims, demands, damages, losses and expenses under Paragraph 12.1 above, provided MICHIGAN reasonably cooperates with AVIRON's handling of such action.

                                              CONFIDENTIAL TREATMENT REQUESTED



14.3 Prior to any clinical trials on humans, use in humans, or distribution of any PRODUCT commercially or for any human use by AVIRON or an AFFILIATE, AVIRON shall purchase and maintain in effect a policy of product liability insurance. [


                                                   ] Each such insurance policy
      shall provide [







                                                                 ] AVIRON shall
      furnish certificate(s) of such insurance to MICHIGAN, upon request.

15.   TERM AND TERMINATION.

15.1 This Agreement will become effective on its Effective Date and, unless terminated under another, specific provision of this Agreement, will remain in effect until and terminate upon the latter of (i) the last to expire of MICHIGAN PATENTS, or (ii) the twentieth anniversary date of the date of the FIRST COMMERCIAL SALE; unless otherwise extended by written agreement of the PARTIES. Upon expiration of this Agreement pursuant to this Paragraph 15.1 (i) or (ii), AVIRON shall have the right to require that MICHIGAN [





                             ]

15.2 Upon any termination of this Agreement, and except as provided herein to the contrary, all rights and obligations of the PARTIES hereunder shall cease, except as follows:

      (1) Obligations to pay royalties and other sums accruing hereunder up to the day of such termination;

      (2)    MICHIGAN's rights to inspect books and records as described in
             Article 6, and AVIRON's obligations to keep such records for the required time;

      (3)    Obligations to hold harmless, defend and indemnify MICHIGAN under
             Article 14;

      (4) Any cause of action or claim of AVIRON or MICHIGAN accrued or to accrue because of any breach or default by the other PARTY hereunder;

      (5) The general rights, obligations, and understandings of Articles 2, 13, 20, 22, 30 and 31;

      (6)    Each PARTY's duty of confidentiality, to the extent set out in
             Article 16;

      (7) MICHIGAN's licenses to any IMPROVEMENTS and TECHNOLOGICAL DATA of AVIRON, AFFILIATES and SUBLICENSEES, as provided in Paragraph 9.4 above and Paragraph 15.6 below;

      (8)    Solely upon termination by expiration according to Paragraph
             15.1 (i) or (ii) , a non-exclusive right under MICHIGAN's rights for AVIRON to practice and use KNOW-HOW, TECHNOLOGICAL DATA and IMPROVEMENTS, as provided in Paragraph 3.1;

      (9)    The obligations of Paragraph 15.5 below; and

      (10) All other terms, provisions, representations, rights and obligations contained in this Agreement that by their sense and context are intended to survive until performance thereof by either or both PARTIES.

15.3 If AVIRON shall at any time default in the payment of any royalty or the making of any report hereunder, or shall make any false report, or if either PARTY shall commit any material breach of any covenant or promise herein contained, and shall fail to remedy any such default, breach or report within thirty (30) days after written notice thereof by the other PARTY specifying such default, then that other PARTY may, at its option, terminate this Agreement and the rights granted herein by notice in writing to such effect. Any such termination shall be without prejudice to either PARTY's other legal rights for breach of this Agreement.

15.4 Subject to AVIRON's right to terminate pursuant to Paragraph 15.3 above, AVIRON may terminate this Agreement by giving MICHIGAN a notice of termination, which shall include a statement of the reasons, whatever they may be, for such termination and the termination date established by AVIRON, which date shall not be sooner than twelve (12) months after the date of the notice. Such notice shall be deemed by the PARTIES to be final and, immediately upon receipt of such notice of termination, MICHIGAN shall have the right to enter into agreements with third parties for the provision of MASTER STRAINS and KNOW-HOW for the manufacture, sale, and/or use of PRODUCTS and this Agreement shall immediately terminate upon execution by MICHIGAN of any such agreement with a third party.

15.5 Upon any termination of this Agreement, AVIRON shall, and shall require that its AFFILIATES and SUBLICENSEES shall:

      (1) Promptly return to MICHIGAN or destroy at MICHIGAN's option the MASTER STRAINS and materials as required under Paragraph 4.5;

      (2) Promptly return to MICHIGAN all TECHNOLOGICAL DATA disclosed to AVIRON by MICHIGAN, its JAPAN CONTRACTEE and its PRIOR CONTRACTEE, and except according to Subparagraph 15.2 (8), refrain from any further use of such TECHNOLOGICAL DATA;

      (3) Promptly provide to MICHIGAN all TECHNOLOGICAL DATA developed or obtained by AVIRON, AFFILIATES and SUBLICENSEES not otherwise previously disclosed to MICHIGAN; and

      (4) Except according to Subparagraph 15.2 (8), refrain from all further use of KNOW-HOW, PATENTS and TECHNOLOGICAL DATA made available by MICHIGAN, or its JAPAN CONTRACTEE or PRIOR CONTRACTEE, under this Agreement.

15.6 Upon any termination of this Agreement, MICHIGAN shall have an irrevocable, royalty-free right, with the right to sublicense that right, to use TECHNOLOGICAL DATA and IMPROVEMENTS of AVIRON, AFFILIATES and SUBLICENSEES, only with regard to the manufacture, use or sale of PRODUCTS.

16.   CONFIDENTIAL INFORMATION.

16.1 All MASTER STRAINS, KNOW-HOW, TECHNOLOGICAL DATA, and information comprising or relating to IMPROVEMENTS and PATENTS provided by one PARTY to the other PARTY pursuant to the terms of this Agreement shall be deemed "Confidential Information" if it is initially marked as confidential when provided to the recipient PARTY, or, if orally disclosed, if it is indicated as confidential at the time that it is disclosed and is reduced to a writing marked as confidential

                                              CONFIDENTIAL TREATMENT REQUESTED



      and provided to the recipient PARTY within one (1) month thereafter. (All TECHNOLOGICAL DATA provided to AVIRON [by MICHIGAN or directly] from MICHIGAN's JAPAN CONTRACTEE or PRIOR CONTRACTEE shall automatically be deemed Confidential Information.)

16.2  For the duration of this Agreement, and for a period of [
                ] thereafter, such Confidential Information shall not be used by the recipient PARTY for purposes other than those stated in this Agreement and shall be protected from disclosure to third parties (except as allowed by this Agreement) with the same degree of care as the recipient PARTY would apply to its own confidential information (MICHIGAN may release all Confidential Information covering TECHNOLOGICAL DATA and IMPROVEMENTS to its JAPAN CONTRACTEE, and also pursuant to any sublicense as authorized by Paragraphs 9.4 and 15.6). AVIRON shall require that its AFFILIATES and SUBLICENSEES given access to Confidential Information are bound to this obligation to the same extent as AVIRON. (Note that use of MASTER STRAINS and PRODUCTS are also subject to the restrictions of
      Article 4 and Paragraph 15.5.)

16.3 The obligations regarding non-disclosure and non-use set forth in Paragraph 16.2 above shall not apply to any information or data which:

      (1) Is or becomes published or otherwise publicly available other than by acts of the recipient PARTY in contravention of this Agreement;

      (2) Can be shown by written records to have been disclosed to the recipient PARTY by a third party (not the JAPAN CONTRACTEE or PRIOR CONTRACTEE) who is not under an obligation of confidentiality to the other PARTY;

                                              CONFIDENTIAL TREATMENT REQUESTED


      (3) Can be shown by written records to have been known to the recipient PARTY at the time of disclosure by the other PARTY hereunder;

      (4) Can be shown by written records to have been developed by the recipient PARTY independent of disclosures by the other PARTY;

      (5) Is required to be disclosed by law or court order, including Michigan Freedom of Information Act requirements; or

      (6) Is disclosed solely to the extent necessary to obtain governmental approvals of PRODUCTS.

17.   PUBLICATIQN.

      This Agreement shall not be construed as to constrain or prohibit [
                   ] or [                                                    ]
      from presenting at symposia, national, or regional professional meetings, and from publishing in journals, theses or dissertations, or otherwise of his own choosing, presentations and publications relating to the MASTER STRAINS, KNOW-HOW and TECHNOLOGICAL DATA, provided, however, that AVIRON shall have been furnished copies of any such proposed publication or presentation at least thirty (30) days in advance of the submission of the proposed publication or presentation to a journal, editor, or other third party. AVIRON shall have thirty (30) days after receipt of said copies, to object to the proposed publication or presentation, either because it contains Confidential Information of AVIRON (as defined in Article 16 above), or because it contains potentially patentable subject matter of AVIRON, or to identify potentially patentable subject matter of MICHIGAN, needing protection. In the event that AVIRON makes such objection, then MICHIGAN shall refrain from making such publication or presentation until said Confidential Information of AVIRON is removed, or, for a maximum of six (6) months after the receipt of the objection, in order for AVIRON to file applications covering its patentable subject matter (delays of a publication or presentation in order to file applications covering patentable subject matter of MICHIGAN shall be at MICHIGAN's discretion).

18.   ASSIGNMENT.

      Due to the unique relationship between the PARTIES, this Agreement shall not be assignable by either PARTY without the prior written consent of the other PARTY. Any attempt to assign this Agreement without such consent shall be void from the beginning. MICHIGAN shall not withhold consent for AVIRON to assign this Agreement to a purchaser of all or substantially all of AVIRON's business. No assignment shall be effective unless and until the intended assignee agrees in writing to accept all of the terms and conditions of this Agreement. Further, AVIRON shall refrain from pledging any of the license rights granted in this Agreement as security for any creditor.

19.   REGISTRATION AND RECORDATION.

19.1 If the terms of this Agreement, or any assignment or license under this Agreement are or become such as to require that the Agreement or license or any part thereof be registered with or reported to a national or supranational agency of any area in which AVIRON, AFFILIATES or SUBLICENSEES would do business, AVIRON will, at its expense, undertake such registration or report. Prompt notice and appropriate verification of the act of registration or report or any agency ruling resulting from it will be supplied by AVIRON to MICHIGAN.

19.2 Any formal recordation of this Agreement or any license herein granted which is required by the law of any country, as a prerequisite to enforceability of the Agreement or license in the courts of any such country or for other reasons, shall also be carried out by AVIRON at its expense, and appropriately verified proof of recordation shall be promptly furnished to MICHIGAN.

20.   LAWS AND REGULATIONS OF THE UNITED STATES; EXPORT.

20.1 This Agreement shall be subject to all United States laws and regulations now or hereafter applicable to the subject matter of this Agreement.

20.2 AVIRON shall comply, and shall require its AFFILIATES and SUBLICENSEES to comply, with all provisions of any applicable laws, regulations, rules and orders relating to the rights and license herein granted and to the testing, production, transportation, export, packaging, labeling, sale or use of PRODUCTS, or otherwise applicable to AVIRON's or its AFFILIATES' or SUBLICENSEES' activities hereunder. AVIRON shall obtain, and shall require its AFFILIATES and SUBLICENSEES to obtain, such written assurances regarding export and re-export of technical data (including PRODUCTS made by use of technical data) as may be required by the Office of Export Administration Regulations, and AVIRON hereby gives such written assurances as may be required under those Regulations to MICHIGAN.

21.   BANKRUPTCY.

      If during the term of this Agreement, AVIRON shall make an assignment for the benefit of creditors, or if proceedings in voluntary or involuntary bankruptcy shall be instituted on behalf of or against AVIRON, or if a receiver or trustee shall be appointed for the property of AVIRON, MICHIGAN may, at its option, terminate this Agreement and revoke all rights herein granted by written notice to AVIRON, provided, however, that MICHIGAN may not terminate this Agreement pursuant to this Article 21 so long as AVIRON continues to perform its obligations under this Agreement.

22.   USE OF MICHIGAN'S NAME.

      AVIRON agrees to refrain from using and to require AFFILIATES and SUBLICENSEES to refrain from using the name of MICHIGAN in publicity or advertising without the prior written approval of MICHIGAN. Reports in scientific literature and presentations of joint research and development work are not considered publicity.

23 .  NOTICES.

      Any notice, request, report or payment required or permitted to be given or made under this Agreement by either PARTY shall be given by sending such notice by certified or registered mail, return receipt requested, to the address set forth below or such other address as such PARTY shall have specified by written notice given in conformity herewith. Any notice not so given shall not be valid unless and until actually received, and any notice given in accordance with the provisions of this Paragraph shall be effective when mailed.

      To MICHIGAN:                     The University of Michigan
                                       Technology Management Office
                                       Wolverine Tower, Room 2071
                                       3003 South State Street
                                       Ann Arbor, MI 48109-1280

                                       Attn:  File #257

     To AVIRON:                        Aviron
                                       1450 Rollins Road
                                       Burlingame, California 94010

                                       Attn:  CEO

           with a copy to:

                                       Cooley Godward
                                       Five Palo Alto Square
                                       4th Floor
                                       Palo Alto, CA 94306-2155

                                       Attn:  Barbara Kosacz

24.   INVALIDITY.

      In the event that any term, provision, or covenant of this Agreement shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that term will be curtailed, limited or deleted, but only to the extent necessary to remove such invalidity, illegality or unenforceability, and the remaining terms, provisions and covenants shall not in any way be affected or impaired thereby.

25.   ENTIRE AGREEMENT AND AMENDMENTS.

      This Agreement contains the entire understanding of the PARTIES with respect to the matter contained herein. The PARTIES may, from time to time during the continuance of this Agreement, modify, vary or alter any of the provisions of this Agreement, but only by an instrument duly executed by authorized officials of both PARTIES hereto.

26.   WAIVER.

      No waiver by either PARTY of any breach of this Agreement, no matter how long continuing or how often repeated, shall be deemed a waiver of any subsequent breach thereof, nor shall any delay or omission on the part of either PARTY to exercise any right, power, or privilege hereunder be deemed a waiver of such right, power or privilege.

27.   ARTICLE HEADINGS.

      The Article headings herein are for purposes of convenient reference only and shall not be used to construe or modify the terms written in the text of this Agreement.

28.   NO AGENCY RELATIONSHIP.

      The relationship between the PARTIES is that of independent contractor and contractee. Neither PARTY shall be deemed to be an agent of the other in connection with the exercise of any rights hereunder, and neither shall have any right or authority to assume or create any obligation or responsibility on behalf of the other.

29.   FORCE MAJEURE.

      Neither PARTY hereto shall be deemed to be in default of any provision of this Agreement, or for any failure in performance, resulting from acts or events beyond the reasonable control of such PARTY, such as Acts of God, acts of civil or military authority, civil disturbance, war, strikes, fires, power failures, natural catastrophes or other "force majeure" events.

30.   GOVERNING LAW.

      This Agreement and the relationships between the PARTIES shall be governed in all respects by the law of the State of Michigan (notwithstanding any provisions governing conflict of laws under such Michigan law to the contrary), except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent has been granted.

31.   JURISDICTION AND FORUM.

      The PARTIES hereby consent to the jurisdiction of the courts of the State of Michigan over any dispute concerning this Agreement or the relationship between the PARTIES. Should AVIRON bring any claim, demand or other action against MICHIGAN, its fellows, officers, employees or agents, arising out of this Agreement or the relationship between the PARTIES, AVIRON agrees to bring said action only in the Michigan Court of Claims.

      IN WITNESS WHEREOF, the PARTIES hereto have executed this Agreement in duplicate originals by their duly authorized officers or representatives.


      FOR AVIRON                       FOR THE REGENTS OF THE
                                       UNIVERSITY OF MICHIGAN


      By /s/ L. Read                   By /s/ Robert L. Robb
         --------------------------       ------------------------------------
        (authorized representative)      (authorized representative)

      Typed Name LEIGHTON READ         Typed Name Robert L. Robb
                 ------------------              ----------------------------
      Title CEO                        Title Director, Technology Management
            -----------------------          Office
                                             ---------------------------------
      Date March 9, 1995               Date 3-15-95
           ------------------------        ----------------------------------

                                       MASTER STRAINS AGREEMENT-
                                       AVIRON-03/07/95

EXHIBIT A TO MATERIALS TRANSFER AND INTELLECTUAL PROPERTY
AGREEMENT BETWEEN AVIRON AND THE REGENTS OF THE UNIVERSITY OF
MICHIGAN, EFFECTIVE AS OF FEBRUARY 24, 1995.

STOCK TRANSFER AGREEMENT

                               STOCK TRANSFER AGREEMENT


      THIS AGREEMENT is made as of February 24, 1995, by and among AVIRON, a California corporation (the "Company") and THE REGENTS OF THE UNIVERSITY OF MICHIGAN, a Michigan constitutional corporation ("MICHIGAN").

      WHEREAS, the Company and Michigan have entered into a Materials Transfer and Intellectual Property Agreement (the "Technology Agreement") dated as of February 24, 1995 (the "Execution Date").

      WHEREAS, in connection with the granting to Aviron by Michigan of certain rights under the Technology Agreement, the Company has agreed to issue to Michigan shares of its Series B Preferred Stock and, under certain circumstances, a Warrant to purchase certain shares of the Company's capital stock, as more fully described below;

      NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:


                                      SECTION 1

      ISSUANCE OF THE SHARES; AUTHORIZATION OF THE SHARES AND WARRANT

      1.1 ISSUANCE OF THE SHARES. In reliance upon the representations and agreements of Michigan contained herein, within thirty (30) days of the Execution Date (the "Issue Date"), in partial consideration of the Technology Agreement, the Company shall issue to Michigan 1,323,734 shares of its Series B Preferred Stock (the "Shares"), having the rights, restrictions, privileges and preferences set forth in the Amended and Restated Articles of Incorporation of the Company, as amended by the Certificate of Amendment, both attached hereto as Exhibit A (the "Articles").

      1.2 AUTHORIZATION OF SHARES AND WARRANT. On or before the Issue Date, the Company shall have (a) authorized the issuance of the Shares; (b) adopted and filed the Articles with the Secretary of State of the State of California; and (c) authorized, under the circumstances set forth in this Agreement, a warrant to purchase shares of its common stock ("Common Stock") in the form attached hereto as Exhibit B (the "Warrant"). Failure by the Company to meet its obligations under this Section 1.2 by the Issue Date shall be a material breach of this Agreement and the Technology Agreement. In addition to all other legal rights which Michigan may have by reason of such breach, Michigan shall have the right upon such breach to immediately terminate this Agreement and the Technology Agreement, and to require specific performance by the Company of its obligations upon termination of the Technology Agreement, including those set forth in Sections 4.5 and 15.5 thereof. Upon the Issue Date the Company shall deliver to Michigan copies of all requisite board and shareholder consents and a file-stamped copy of the Articles, accompanied by a certificate signed by an officer of the Company certifying that the Company's obligations under this Section 1.2 have been fulfilled.


                                      SECTION 2

                    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company hereby represents and warrants to Michigan as follows:

      2.1 ORGANIZATION AND STANDING. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of California. The Company has all requisite corporate power to own and operate its properties and assets, and to carry on its business as presently and as proposed to be conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which such qualification is required and where the failure to be so qualified would have a material adverse effect on the Company's business. The Company has no subsidiaries.

      2.2 CORPORATE POWER. The Company has all requisite legal and corporate power to execute and deliver this Agreement and any other agreement contemplated hereby, to transfer and issue the Shares and to issue the Warrant, and to carry out and perform its obligations under the terms of this Aareement.

      2.3 ARTICLES. Upon the Issue Date, the Articles, in the form attached hereto as Exhibit A, will be the true, correct and complete Articles of Incorporation of the Company.

      2.4    CAPITALIZATION.

      (a) The authorized capital stock of the Company consists, or will consist upon the Issue Date, of 35,000,000 shares of Common Stock, of which 3,484,270 shares are issued and outstanding, and 25,000,000 shares of Preferred Stock; 5,225,000 shares of which have been designated Series A Preferred Stock, of which 5,000,000 are issued and outstanding; 18,650,000 shares of which have been designated Series B Preferred Stock, of which 16,666,667 are issued and outstanding. All such issued and outstanding shares have been duly authorized and validly issued, and are fully paid and nonassessable. The rights, restrictions, privileges and preferences of the Series A Preferred Stock and Series B Preferred Stock are as stated in the Articles. As of the Execution Date, and taking into account the Shares to be issued under this Agreement, the Shares represent five percent (5%) of the issued and outstanding shares of capital stock of the Company.

      (b) Excepting that certain Amended and Restated Investors Rights Agreement, dated as of September 3, 1993, among the Company and the other parties named therein, as amended to date (the "Rights Agreement" a copy of which is attached hereto as Exhibit C), and except as set forth herein or on the schedule attached hereto as Exhibit D or in the Articles, as of the Execution Date there are no outstanding rights of first refusal, preemptive rights or other


                                          2.

rights, options, warrants, conversion rights, or other agreements either directly or indirectly for the purchase or acquisition from the Company of any shares of its capital stock.

      2.5 Authorization. All corporate action on the part of the Company, its directors and shareholders necessary for the sale and issuance of the Shares, and the Common Stock issuable upon conversion of the Shares (the "Underlying Stock") and the performance of the Company's obligations hereunder and under each of the other agreements contemplated hereby and the reservation of the Underlying Stock has been taken or will be taken prior to the Issue Date. The Shares (and the Underlying Stock), when issued in compliance with the provisions of this Agreement, will be validly issued and will be fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Shares (and the Underlying Stock) may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein.

      2.6 Litigation. Neither the Company nor any of its property is subject to any claim, action, suit, proceeding, arbitration or any investigation before any court or other authority having jurisdiction and, to the best of the Company's knowledge, none of the same is, or has been, threatened against the Company or any of its property. The Company is not a party or subject to the provision of any order, writ, injunction, judgment or decree of any court or governmental agency or instrumentality. There is no action, suit or proceeding by the Company currently pending or that the Company presently intends to initiate.

      2.7 Other Agreements. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated under the Technology Agreement and this Agreement do not and will not, with either the passage of time or the giving of notice, conflict with or result in the breach of any condition or provision of, or constitute a default under, any contract, mortgage, lien, lease, agreement, indenture or instrument to which the Company is a party or any judgment to which it is subject.

      2.8 Governmental Consents. All consents, approvals, orders or authorizations of, or registrations, qualifications, designations, declarations or filings with, any governmental authority required on the part of the Company in connection with the valid execution and delivery of this Agreement, the offer, transfer, sale or issuance of the Shares and the Underlying Stock, and the consummation of all other transactions contemplated by this Agreement shall have been obtained and will be effective on the Issue Date, except for notices required or permitted to be filed with certain state and federal securities commissions after such date, which notices the Company shall file on a timely basis.

      2.9 Offering. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 3 hereof, the offer, issue and sale of the Shares is exempt from registration under the Securities Act of 1933, as amended ("Securities Act"), and under the Uniform Securities Act of Michigan.

      2.10 Absence of Material Adverse Liabilities. The Company has no liabilities, current or contingent, nor are its properties subject to any claim or lien, that currently materially and adversely affect the ability of the Company to conduct its business as presently conducted.


                                          3.

      2.11 Operating Rights. The Company has all material operating authority, licenses, franchises, permits, certificates, consents, rights and privileges as are necessary to the operation of its business as now conducted.


                                      Section 3

                      REPRESENTATIONS AND WARRANTIES OF MICHIGAN

      Michigan hereby represents and warrants only to the Company with respect to the issuance of the Shares as follows:

      3.1 Authorization. Michigan has all the requisite power and is duly authorized to execute and deliver this Agreement and each other agreement contemplated hereby and has taken all necessary action to consummate the transactions contemplated hereby and thereby. This Agreement, the Technology Agreement, and each other agreement contemplated hereby have been duly executed and delivered by Michigan and constitute valid and binding obligations of Michigan, enforceable in accordance with their respective terms subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors.

      3.2 Accredited Investor. Michigan is an accredited investor within the meaning of Regulation D, as promulgated under the Securities Act.

      3.3 Experience. Michigan, alone or together with its advisors, is experienced in evaluating and investing, in start-up biomedical research companies such as the Company.

      3.4 Investment. Michigan is acquiring the Shares for investment, for its own account and not with a view to, or for resale in connection with, any distribution thereof, and it has no present intention of selling or distributing the Shares or the Underlying Stock. Michigan understands that the Shares and the Underlying Stock have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

      3.5 Rule 144 and Rule 144A. Michigan acknowledges that, because they have not been registered under the Securities Act, the Shares and the Underlying Stock must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Michigan is aware of the provisions of Rule 144 and Rule 144A promulgated under the Securities Act, which rules permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions.

      3.6 No Public Market. Michigan understands that no public market now exists for any of the securities issued by the Company and that it is uncertain whether a public market will ever exist for the Shares or the Underlying Stock.


                                          4.

      3.7 Access to Data. Michigan has received and reviewed such information that it deemed necessary to make an informed decision concerning its receipt of the Shares and has had an opportunity to discuss the Company's business, management and financial affairs with its management.

      3.8 Restrictions on Transfer. Michigan further agrees not to make any disposition of all or any part of the Shares in any event unless and until:

             (a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

             (b) Michigan shall have (i) notified the Company of the proposed disposition, (ii) furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (iii) furnished the Company with an opinion of counsel for Michigan to the effect that such disposition will not require registration of such shares under the Act, and such opinion of counsel for Michigan shall have been concurred in by the Company's counsel and the Company shall have advised Michigan of such concurrence.

      3.9 Legends. Michigan understands and agrees that all certificates evidencing the Shares shall bear the following legend:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED."


                                      Section 4

                                   INVESTOR RIGHTS

      4.1 Right of First Refusal on Company Issuances. The Company hereby grants to Michigan, for so long as it holds not less than 1,000,000 shares of the Company's Series B Preferred Stock (or Common Stock issued or issuable upon conversion of the Series B Preferred Stock) the right of first refusal to purchase, pro rata, all (or any part) of New Securities (as defined in this Section 4.1) that the Company may, from time to time propose to sell and issue. In the case where the price per share at which the New Securities are being offered is indeterminable or is equal to or less than One Dollar ($1.00) (as adjusted for stock splits, reclassification or otherwise), Michigan's pro rata share, for purposes of this right of first refusal with respect to an offering at such a price, is the ratio, the numerator of which is the number


                                          5.

of shares of Common Stock then owned by Michigan as a result of the conversion of any Series B Preferred Stock of the Company and issuable upon conversion of the Series B Preferred Stock of the Company then owned by Michigan, and the denominator of which is the total number of shares of Common Stock then outstanding as a result of the conversion of any Series A and Series B Preferred Stock of the Company or issuable upon conversion of the Series A and Series B Preferred Stock of the Company then outstanding. In the case where the price per share at which the New Securities are being offered is greater than One Dollar ($1.00) (as adjusted for stock splits, reclassifications or otherwise), Michigan's pro rata share, for purposes of this right of first refusal with respect to an offering at such a price, is the ratio, the numerator of which is the number of shares of Common Stock then owned by Michigan as a result of the conversion of any Series B Preferred Stock of the Company and issuable upon conversion of the Series B Preferred Stock of the Company then owned by Michigan, and the denominator of which is the total number of shares of Common Stock outstanding immediately prior to the issuance of the New Securities, assuming full conversion of all outstanding shares of Series A and Series B Preferred Stock of the Company. This right of first refusal shall be subject to the following provisions:

             (a) "New Securities" shall mean any capital stock of the Company, whether now authorized or not, and rights, options, or warrants to purchase said capital stock, and securities of any type whatsoever that are, or may become, convertible into said capital stock; provided, however, that "New Securities" does not include (i) securities issuable upon conversion of or with respect to Series A Preferred Stock or Series B Preferred Stock; (ii) the Warrant Shares (as defined in Section 5.2 hereof) issuable under Section 5 of this Agreement; (iii) securities issued pursuant to an acquisition by the Company by merger, purchase of substantially all of the assets, or other reorganization whereby the Company owns more than fifty percent (50%) of the voting power of such entity; (iv) shares of the Company's Common Stock (or related options) issued to employees, directors or consultants of the Company pursuant to any employee stock offering, plan, or arrangement approved by the Board of Directors; (v) shares of the Company's Common Stock or Series A or Series B Preferred Stock issued in connection with any stock split, stock dividend, or similar recapitalization by the Company; (vi) securities issued pursuant to equipment or debt financing or leases which are approved by the Company's Board of Directors; (vii) securities issued pursuant to any corporate partnering, strategic alliance, joint venture or licensing arrangement between the Company and a third party; or (viii) securities issued by the Company other than for cash or cash equivalents. The Company agrees that it shall give Michigan notice of the issuance of any of its securities under the circumstances described in the foregoing clauses (vi), (vii) and (viii) not more than thirty
(30) days after the date of such issuance, which notice shall describe the securities issued and the consideration received therefor.

             (b) In the event that the Company proposes to undertake an issuance of New Securities, it shall give Michigan, so long as it holds not less than 1,000,000 shares of Common Stock of the Company issued or issuable upon conversion of the Series B Preferred Stock, written notice of its intention, describing the type of New Securities, the price, and the general terms upon which the Company proposes to issue the same. Michigan, as well as each Investor (as defined under the Rights Agreement) who together with its affiliates holds not less than


                                          6.

1,000,000 shares of Common Stock of the Company issued or issuable upon conversion of the Series A or Series B Preferred Stock, shall have twenty (20) days from the date of mailing of any such notice to agree to purchase up to its full pro rata share of such New Securities for the price and upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. Michigan, so long as it holds not less than 1,000,000 shares of Common Stock of the Company issued or issuable upon conversion of the Series B Preferred Stock, and each Investor who together with its affiliates holds not less than 1,000,000 shares of Common Stock of the Company issued or issuable upon conversion of the Series A or Series B Preferred Stock, shall have a right of over allotment such that if Michigan or any Investor fails to exercise its right to purchase its full pro rata portion of New Securities, the Company shall so notify Michigan and the other Investors and Michigan and such Investors (and their affiliates) who have agreed to purchase all or any part of their pro rata share of New Securities may purchase Michigan's or the nonpurchasing Investors' portions on a pro rata basis, within ten days from the date of such notice.

             (c) In the event that Michigan and the Investors (and their affiliates) fail to exercise in full the right of first refusal within said twenty (20) day period (plus the ten day overallotment period, if applicable) the Company shall have sixty (60) days thereafter to sell or enter into an agreement providing for the closing of the sale of the New Securities respecting which Michigan's and the Investors' (and their affiliates') rights were not exercised within thirty (30) days of such agreement at a price and upon general terms no more favorable to the purchasers thereon than specified in the Company's notice. In the event the Company has not sold the New Securities within such sixty (60) day period, the Company shall not thereafter issue or sell any New Securities, without first offering such securities to the Investors (and its affiliates) in the manner provided above.

             (d) The right of first refusal granted under this Agreement shall not apply to and shall expire upon the first closing of the first firmly underwritten public offering of Common Stock of the Company that is pursuant to a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission under the Securities Act.

             (e)     This right of first refusal is not assignable by Michigan.

      4.2 Information Rights. The Company will furnish the following information to Michigan, for so long as it holds not less than 1,000,000 shares of Common Stock issued or issuable upon conversion of the Series B Preferred
Stock:

             (i) As soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred and twenty (120) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of income and consolidated statements of cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form and figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of national stariding selected by the Company.


                                          7.

             (ii) As soon as practicable after the end of each of the first three quarterly accounting periods in each fiscal year, and in any event within forty-five (45) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such quarter, and consolidated statements of income and consolidated statements of cash flows of the Company and its subsidiaries, if any, for each quarter and for the current fiscal year of the Company to date, prepared in accordance with generally accepted accounting principles consistently applied, except that such financial statements will not contain the notes normally required by generally accepted accounting principles.

      The Company agrees and acknowledges that information furnished to it under this Section 4.2 may be subject to disclosure by law, including the Michigan Freedom of Information Act ("FOIA"). Subject to such disclosure requirements, Michigan agrees to make reasonable efforts not to disclose such information to any third party. Michigan shall be under no obligation to seek exemptions or exclusions of such information from the requirements of FOIA.

      4.3    Registration Rights.

      The Company hereby grants to Michigan the identical rights with respect to the registration of the Shares, the Underlying Stock and the Warrant Shares (as defined in Section 5.2 hereof) as are granted under Section 3.2 through 3.12 of the Rights Agreement to each Holder (as defined under the Rights Agreement), as though (i) Michigan were a "Holder," (ii) the Shares and the Warrant Shares, collectively, were "Shares," and (iii) the Warrant Shares were included within the definition of "Registrable Securities," under the Rights Agreement.
Michigan understands and agrees that its rights under this Section 4.3 shall be on parity with, and not superior to, the rights granted to the parties to the Rights Agreement under Sections 3.2 through 3.12 of the Rights Agreement, as though Michigan were a party thereto. In addition, Michigan agrees that it shall be subject to any amendment or waiver of Sections 3.2 through 3.12 of the Rights Agreement pursuant to the vote of a majority of the holders of the outstanding Registrable Securities (as defined under the Rights Agreement) under
Section 6.8 of the Rights Agreement, provided such amendment or waiver applies equally to both the holders of the majority and the holders of the minority of such outstanding Registrable Securities.


                                      Section 5

                             OBLIGATION TO ISSUE WARRANT

      5.1 Conditions of Issuance. In partial consideration of the Technology Agreement and subject to the remaining provisions of this Section 5, the Company shall be obligated, upon the First Commercial Sale of any Product (as such capitalized terms are defined under Sections 2.2 and 2.11 of the Technology Agreement) (the "Warrant Issue Date"), to issue to Michigan a warrant, in the form attached hereto as Exhibit B (the "Warrant"), on the terms set forth below. The Company's obligations under this Section 5 shall terminate immediately upon any termination of the Technology Aareement.


                                          8.

      5.2 Shares Issuable upon Exercise of Warrant. Subject to the provisions of Section 5.4 below, the Warrant shall be exercisable for a number of shares of the Company Common Stock (the "Warrant Shares") equal to one and twenty-five one-hundredths percent (1.25%) of the total number of issued and outstanding shares of the Company Common Stock on the Issue Date (including, on an as-converted basis, outstanding shares of Preferred Stock of the Company); provided, however, that for purposes of calculating this percentage, "issued and outstanding shares of the Company Common Stock" shall not include shares of the Company Common Stock, or securities convertible into the Company Common Stock:

             (i) issued in connection with an acquisition by the Company of another entity by merger, purchase of substantially all of its assets, or other reorganization whereby the Company acquires, directly or indirectly, more than 50% of the voting power of such entity;

             (ii) issued in connection with any corporate partnering, strategic alliance, joint venture or licensing arrangement between the Company and a third party not involving or relating to the Technology or a Product (as such capitalized terms are defined under Sections 2.2. and 2.11 of the Technology Agreement);

             (iii) issued by the Company other than for cash or cash equivalents in transactions not involving or relating to the Technology or a Product (as such capitalized terms are defined under Sections 2.2 and 2.11 of the Technology Agreement); or

             (iv) issued to employees, directors or consultants which are subject to a right to repurchase at cost (i.e. "unvested" shares).

      Notwithstanding the foregoing, if as of the Warrant Issue Date there shall not have been an Initial Public Offering (as defined in 5.3 below), then the Company may elect to make the Warrant exercisable for shares of the Company's Preferred Stock convertible into the number of shares of the Company Common Stock determined above, with rights and preferences substantially the same as the rights and privileges of the most recent series of Preferred Stock issued by the Company to outside investors (such Preferred Stock shall also constitute "Warrant Shares," notwithstanding the definition of such term set forth above). The rights granted Michigan under Section 4.3 hereof shall apply to the Warrant Shares regardless of whether they consist of Common Stock or Preferred Stock of the Company.

      5.3 Warrant Exercise Price. The initial per share exercise price for the Warrant (the "Exercise Price") shall be equal to one hundred twenty-five percent (125%) of the price at which shares of the Company Common Stock are first sold to the public pursuant to a firm commitment underwritten public offering registered under the Securities Act, other than a registration relating solely to a transaction under Rule 145 of the Securities Act (or any successor thereto) or to an employee benefit plan of the Company (the "Initial Public Offering"); or, if as of the Warrant Issue Date, there shall not have been an Initial Public Offering, the Exercise Price shall be equal to one hundred twenty-five percent (125%) of the per share price of the securities issued to outside investors in the Company's most recent equity financing transaction prior to the Warrant Issue Date in which it raised at least $2 million.


                                          9.

      5.4    Acquisition of the Company Prior to Warrant Issue Date.

             (a)     Notwithstanding anything to the contrary in this Section
5, in the event that prior to the Warrant Issue Date there is any consolidation of the Company with, or merger of the Company into, any other corporation or other entity or person, or any other corporate reorganization in which the Company shall not be the continuing, or surviving entity of such consolidation, merger or reorganization, or any transaction or series of transactions by the Company (other than financing transactions in which equity securities are issued to multiple purchasers solely for cash) in which in excess of fifty percent (50%) of the Company's voting power is transferred, or any sale or conveyance of all or substantially all of the assets of the Company (any of the foregoing events being hereafter referred to as an "Acquisition") the Company may, at its sole option, by giving written notice of such election to Michigan prior to the effective date of the Acquisition (the "Acquisition Date"), elect to cancel its obligation to issue the Warrant under this Section 5, in which event the royalties payable by the Company under Paragraphs 5.3(i) and (ii) of the Technology Agreement shall each be doubled, without any need to amend such agreement; provided, however, that in the event such doubled royalty rate is or becomes thereafter unduly economically burdensome to the Company, due to, for example but without limitation, the markets in which the Company intends to market Products or the obligations of the Company to pay to any third party royalties for additional rights or technology necessary for the commercialization of the Products, then Michigan agrees to consider, in good faith, an alternative consideration in lieu of such doubled royalty rate under this Agreement, upon request of the Company.

             (b)     If the Company does not elect to cancel the Warrant under
Section 5.4(a) above, then following the Acquisition, the Company or its successor shall remain obligated under this Section 5 to issue the Warrant on the Warrant Issue Date. When and if issued after such an Acquisition, the Warrant shall be exercisable for the amount and type of securities or other consideration that would have been issuable in the Acquisition to a holder of the number of shares of the Company's capital stock for which the Warrant would have been exercisable under Section 5.2 above on the Acquisition Date, as if the Acquisition Date were the same as the Warrant Issue Date. The Exercise Price of the Warrant if issued after such an Acquisition shall be equal to one hundred twenty-five percent (125%) of the Acquisition Price.


                                      Section 6

                                    MISCELLANEOUS

      6.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts between California residents entered into and to be performed entirely within the State of California.

      6.2 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.


                                         10.

      6.3 Entire Agreement; Amendment. This Agreement and the other documents delivered pursuant hereto constitute the final, complete and exclusive understanding and agreement between the parties with regard to the subjects hereof and thereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived, with the written consent of Michigan and the Company.

      6.4 Notices. All notices or other communications pursuant to this Agreement shall be in writing and deemed given if delivered personally, telecopied, sent by nationally-recognized, overnight courier or mailed by registered or certified mail (return receipt requested) postage prepaid to the parties at the following addresses (or at such other address for a party as shall be specified by like notice) to the other party hereunder:

      To the Company:

             1450 Rollins Road
             Burlingame, CA  94010
             Attention:   J. Leighton Read, M.D.,
                          Chairman and Chief Executive Officer
             Telephone:   (415) 696-9116
             Fax:         (415) 347-6274

      with a copy to:

             Cooley Godward Castro Huddleson & Tatum
             Five Palo Alto Square
             Palo Alto, CA  94306
             Attention:   Robert J. Brigham, Esq.
             Telephone:   (415) 843-5000
             Fax:         (415) 857-0663

      To Michigan:

             University of Michigan
             Treasurer's Office
             5024 Fleming Administration Building
             Ann Arbor, MI  48109-1340
             Telephone:   (313) 763-1299
             Fax:         (313) 747-1483
      with a copy to:

             University of Michigan
             Technology Management Office
             3003 S. State Street
             Wolverine Tower, Room 2071
             Ann Arbor, MI 48109-1280
             Attention:   Robert L. Robb, Director
             Telephone:   (313) 763-0614
             Fax:         (313) 936-1330

      Notwithstanding the foregoing, any payment of funds required hereunder may be made by wire transfer in accordance with written instructions given by the receiver to the sender.

      6.5 California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARITES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

      6.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

      The foregoing Stock Transfer Agreement is hereby executed as of the date first above written.


      AVIRON                           THE REGENTS OF THE
                                       UNIVERSITY OF MICHIGAN

      By:   /s/ J. Leighton Read       By:   /s/ Robert L. Robb
          -------------------------       -----------------------------------
            J. Leighton Read, M.D.     Name: Robert L. Robb
                                             ---------------------------------
            Chief Executive Officer    Title: Director, Technology Management
                                              Office
          -------------------------           --------------------------------


                                         12.

                               CERTIFICATE OF AMENDMENT
                                          OF
                              ARTICLES OF INCORPORATION
                                          OF
                                        AVIRON



J. Leighton Read and Alan C. Mendelson certify that:

1. They are the Chief Executive Officer and the Secretary, respectively, of Aviron, a California corporation.

2. Article III.B of the Articles of Incorporation of this corporation is amended to read in full as follows:

             B. Five million two hundred twenty-five thousand (5,225,000) of the authorized shares of Preferred Stock are hereby designated "Series A Preferred Stock." Eighteen million six hundred and fifty thousand (18,650,000) of the authorized shares of Preferred Stock are hereby designated "Series B Preferred Stock." The Series A Preferred Stock and Series B Preferred Stock are collectively referred to as the "Preferred Stock."

3. The foregoing amendment of Articles of Incorporation has been duly approved by the Board of Directors.

4. The forgoing amendment has been duly approved by the required vote of the shareholders of the Corporation in accordance with Sections 902 and 903 of the California Corporations Code. The total number of outstanding shares of the Corporation is 3,484,270 shares of Common Stock, 5,000,000 shares of Series A Preferred Stock, and 16,666,667 shares of Series B Preferred Stock. The number of shares voting in favor of the amendment equated or exceeded the vote required. The percentage vote required was more than 50% of the outstanding shares of the Series B Preferred Stock and more than 50% of the outstanding shares of the Common Stock and the Preferred Stock, voting together on an as-converted basis.

      We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date:                 , 1995
      ----------------



                                       --------------------------------------
                                       J. Leighton Read, Chief Executive
                                                         Officer



                                        --------------------------------------
                                       Alan C. Mendelson, Secretary


                                          2.

[Letterhead State of California Office of the Secretary of State]



             I, TONY MILLER, ACTING SECRETARY OF STATE OF THE STATE OF CALIFORNIA, HEREBY CERTIFY:

             THAT THE ANNEXED TRANSCRIPT HAS BEEN COMPARED WITH THE RECORD OF FILE IN THIS OFFICE, OF WHICH IT PURPORTS TO BE A COPY, AND THAT SAME IS FULL, TRUE AND CORRECT



[Seal] IN WITNESS WHEREOF, I EXECUTE THIS CERTIFICATE AND AFFIX THE GREAT SEAL OF THE STATE OF CALIFORNIA
                                                        APR 18 1994


                                       /s/ Tony Miller
                                       ACTING SECRETARY OF STATE

                                                    E N D O R S E D
                                                       F I L E D
                                        In the office of the Secretary of State
                                               of the State of California
                                                      APR 15 1994

                                                      TONY MILLER
                                               Acting Secretary of State


                               CERTIFICATE OF AMENDMENT
                       OF RESTATED ARTICLES OF INCORPORATION OF
                                        AVIRON

      J. Leighton Read and Alan C. Mendelson certify that:

      ONE:   They are the Chairman of the Board and the Secretary,
respectively, of Aviron, a California corporation (the "Corporation").

      TWO:   Article III, Section B of the Restated Articles of Incorporation
of the Corporation is amended in its entirety to read as follows:

             B. Five million two hundred twenty-five thousand (5,225,000) of the authorized shares of Preferred Stock are hereby designated "Series A Preferred Stock." Seventeen million two hundred seventy-five thousand (17,275,000) of the authorized shares of Preferred Stock are hereby designated as "Series B Preferred Stock." The Series A Preferred Stock and Series B Preferred Stock are collectively referred to as the "Preferred Stock."

      THREE: The amendment herein set forth has been duly approved by the board of directors.

      FOUR: The foregoing amendment of the Corporation's Restated Articles of Incorporation have been duly approved by the required vote of shareholders in accordance with Sections 902 and 903 of the Corporations Code. The total number of outstanding shares of the Corporation is 3,427,750 shares of Common Stock, 5,000,000 shares of Series A Preferred Stock and 16,666,667 shares of Series B Preferred Stock. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50% of the Common Stock and Preferred Stock voting together on an as-converted basis, 50% of the Preferred Stock voting together on an as-converted basis and 50% of the Series B Preferred Stock.

      We further declare under penalty of perjury under the laws of the State of California that the matters set forth in the foregoing Certificate of Amendment are true and correct of our own knowledge.

      IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment on April 15, 1994.


                                       /s/ J. Leighton Read
                                       ---------------------------------------
                                       J. Leighton Read, Chairman of the Board


                                       /s/ Alan C. Mendelson
                                       ---------------------------------------
                                       Alan C. Mendelson, Secretary

                                      EXHIBIT A

                ARTICLES OF INCORPORATION AND CERTIFICATE OF AMENDMENT

[Letterhead of Secretary of State of California


                                 CORPORATION DIVISION



      I, MARCH FONG EU, Secretary of State of the State of California, hereby certify:

      That the annexed transcript has been compared with the corporate record on file in this office, of which it purports to be a copy, and that same is full, true and correct.


                                       IN WITNESS WHEREOF, I execute this
                                       certificate and affix the Great Seal
                                       of the State of California this

                                                    SEP - 3 1993



[Seal]



                                                /s/ March Fong Eu
                                                           SECRETARY OF STATE

                                                     E N D O R S E D
                                                        F I L E D
                                         In the office of the Secretary of State
                                               of the State of California
                                                       AUG 31 1993

                                            MARCH FONG EU, Secretary of State


                                 AMENDED AND RESTATED

                             ARTICLES OF INCORPORATION OF

                                        AVIRON


           J. Leighton Read and Alan C. Mendelson certify that:

           1. They are the Chief Executive Officer and Secretary, respectively, of Aviron, a California corporation (the "Corporation").

           2. The Articles of Incorporation of this Corporation are amended and restated as follows:


                                        "I.

           The name of this corporation is Aviron.

                                         II.

           The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                         III.

           A. This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is Sixty Million (60,000,000) shares. Thirty-Five Million (35,000,000) shares shall be Common Stock. Twenty-Five Million (25,000,000) shares shall be Preferred Stock.

           The Preferred Stock may be issued from time to time in one or more series. Subject to the protective provisions set forth in Section 5 below, the Board of Directors is hereby authorized, to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and the liquidation preferences of any wholly unissued series of Preferred Stock, and the number


                                          1.

of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

           B. Five million two hundred twenty-five thousand (5,225,000) of the authorized shares of Preferred Stock are hereby designated "Series A Preferred Stock." Seventeen million sixty-six thousand six hundred sixty-seven (17,066,667) of the authorized shares of Preferred Stock are hereby designated "Series B Preferred Stock." The Series A Preferred Stock and Series B Preferred Stock are collectively referred to as the "Preferred Stock."

           C. The respective rights, preferences, privileges, restrictions and other matters relating to the Series A Preferred Stock and Series B Preferred Stock are as follows:

           1. DIVIDENDS. The holders of the Preferred Stock shall be entitled to receive, payable in preference and priority to the holders of Common Stock, when and as declared by the Board of Directors, out of any assets at the time legally available therefor, dividends at the rate of:

                  (a) with respect to the Series A Preferred Stock, $.05 per share per annum (as appropriately adjusted for any combination, consolidation, stock distribution, stock dividend or similar event with respect to such shares (a "Recapitalization")); and

                  (b) with respect to the Series B Preferred Stock, $.09 per share per annum (as adjusted for any Recapitalization).

Such dividends shall not be cumulative and no right to such dividends shall accrue to holders of Series A Preferred Stock or Series B Preferred Stock unless declared by the Board of Directors. No dividends shall be declared or paid with respect to the Common Stock (other than a dividend payable solely in Common Stock of the Corporation) unless a dividend of equal or greater amount per share (on an as-if-converted to Common Stock basis) is first declared and paid with respect to the Series A Preferred Stock and Series B Preferred Stock. Each share of Preferred Stock shall rank on parity with every other share of Preferred Stock, irrespective of series, with regard to dividends, and no dividends shall be paid, declared or set apart for payment on the shares of any series of Preferred Stock unless at the same time a dividend for the same Percentage of the respective dividend rates shall also be paid, declared or set apart for payment, as the case may be, on the shares of Preferred Stock or each other series then outstanding.


                                          2.

So long as any shares of Preferred Stock shall be outstanding, no dividend, whether in cash or property, shall be paid or declared, nor shall any other distribution be made, on any Common Stock, nor shall any shares of any Common Stock of the Corporation be purchased, redeemed, or otherwise acquired for value by the Corporation (except for acquisitions of Common Stock by the Corporation from the founders, directors, employees or consultants of the Corporation pursuant to agreements which permit the Corporation to repurchase such shares upon termination of employment or consulting relationship or in exercise of the Corporation's right of first refusal upon a proposed transfer) until all accrued but unpaid dividends on the Preferred Stock shall have been paid or declared and set apart. In the event dividends are paid on any share of Common Stock, an additional dividend shall be paid with respect to all outstanding shares of Preferred Stock in an amount for each such share of Preferred Stock equal to the aggregate amount of such dividends for all shares of Common Stock into which each such share of Preferred Stock could then be converted. The provisions of this Section 1(b) shall not, however, apply to (i) a dividend payable in Common Stock, (ii) the acquisition of shares of any Common Stock in exchange for shares of any other Common Stock, or (iii) any repurchase of any outstanding securities of the Corporation that is approved by the Corporation's Board of Directors.

           2.     LIQUIDATION PREFERENCE.

                  (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of the Series A Preferred Stock and Series B Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of Common Stock by reason of their ownership thereof, the amount of $.50 and $.90 per share, respectively (appropriately adjusted for an Recapitalization), plus all declared but unpaid dividends on such share for each share of Series A Preferred Stock or Series B Preferred Stock then held by them. If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred Stock and Series B Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amount, then the entire assets and funds of the Corporation legally available for distribution shall be distributed among the holders of the Series A Preferred Stock and Series B Preferred Stock in proportion to the full amounts to which they would otherwise be entitled and in proportion to the number of shares of Series A Preferred Stock and Series B Preferred Stock then held by them.

                  (b)     After payment to the holders of the Series A
Preferred Stock and Series B Preferred Stock of the amount set forth in subparagraph (a) above, the entire remaining assets and funds of the Corporation legally available for distribution, if any, shall be distributed among the holders of the Series A Preferred Stock, Series B Preferred Stock and Common Stock pro rata based on the number of shares of Common Stock held by them (assuming conversion of all Series A Preferred Stock and Series B Preferred Stock).


                                          3.

                  (c) A consolidation or merger of the Corporation with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Corporation, other transaction or series of related transactions resulting in a change of voting control shall be deemed a liquidation, dissolution or winding up within the meaning of this Section 2 if
(a) more than 50% of the outstanding securities of each class of the surviving entity, or (b) an interest in equity securities representing at least 50% of the voting power or at least 50% of the equity interest in the surviving entity, is not owned by persons who were holders of capital stock or securities convertible into capital stock of the Corporation immediately prior to such merger, consolidation or sale; provided, however, that the sale of Preferred Stock to private investors pursuant to a Preferred Stock Purchase Agreement shall not constitute a liquidation, dissolution or winding up within the meaning of this section.

           3. VOTING RIGHTS. Except as otherwise expressly provided herein or as required by law, the holder of each share of the Series A Preferred Stock and Series B Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such share of Series A Preferred Stock or Series B Preferred Stock could be converted on the record date for the vote or the date of the solicitation of any written consent of shareholders and shall have voting rights and powers equal to the voting rights and powers of the Common Stock (except as otherwise expressly provided herein or as required by law, voting together with the Common Stock as a single class) and shall be entitled to notice of any stockholders' meeting in accordance with the Bylaws of the Corporation. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of Series A Preferred Stock or Series B Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

           4. CONVERSION. The holders of the Series A Preferred Stock and Series B Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

                  (a) RIGHT TO CONVERT. Each share of Series A Preferred Stock and Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock. The number of fully paid and nonassessable shares of Common Stock to which a holder of Series A Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the "Series A Conversion Rate" then in effect (determined as provided in Section 4(b)) by the number of shares of Series A Preferred Stock being converted. The number of fully paid and nonassessable shares of Common Stock to which a holder of Series B Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the "Series B Conversion Rate" then in effect (determined as provided in Section 4(c)) by the number of shares of Series B Preferred being converted.


                                          4.

                  (b) SERIES A CONVERSION RATE. The conversion rate in effect at any time for conversion of the Series A Preferred Stock (the "Series A Conversion Rate") shall be the quotient obtained by dividing $.50 by the "Series A Conversion Price," calculated as provided in Section 4(d).

                  (c) SERIES B CONVERSION RATE. The conversion rate in effect at any time for conversion of the Series B Preferred Stock (the "Series B Conversion Rate") shall be the quotient obtained by dividing $.90 by the "Series B Conversion Price," calculated as provided in Section 4(d).

                  (d) CONVERSION PRICE. The conversion price for the Series A Preferred Stock shall initially be $.50 (the "Series A Conversion Price"). The conversion price of the Series B Preferred Stock shall initially be $.90 (the "Series B Conversion Price"). Such initial Series A Conversion Price and Series B Conversion Price (the "Conversion Prices") shall be adjusted from time to time in accordance with this Section 4. All references to the Conversion Prices herein shall mean the Conversion Prices as so adjusted.

                  (e) AUTOMATIC CONVERSION. Each share of Series A Preferred Stock and Series B Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Price immediately upon (i) the closing of the sale of the Corporation's Common Stock in a firm commitment, underwritten public offering registered under the Securities Act of 1933, as amended (other than a registration relating solely to a transaction under Rule 145 under such Act (or any successor thereto) or to an employee benefit plan of the Company), at a public offering price equal to or exceeding $2.50 per share of Common Stock (appropriately adjusted for any Recapitalization) and the aggregate net proceeds to the Corporation (before deduction for underwriter commissions and expenses relating to the issuance, including without limitation fees of the Corporation's counsel) of which equal or exceed $10,000,000 or (ii) upon receipt by the Corporation of the affirmative vote at a duly noticed shareholders meeting or pursuant to a duly solicited written consent of approval of the holders of at least a majority of the then outstanding shares of the Series A Preferred Stock and Series B Preferred Stock voting together as a single class in favor of the conversion of all of the shares of Series A Preferred Stock and Series B Preferred Stock into Common Stock.

                  (f) MECHANICS OF CONVERSION. Before any holder of Series A Preferred Stock or Series B Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates thereof, duly endorsed, at the office of the Corporation or of any transfer agent for such stock, and shall give written notice to the Corporation at such office that he elects to convert the same and shall state therein the name or names in which he wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock or Series B Preferred Stock, a certificate or


                                          5.

certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the shares of Series A Preferred Stock or Series B Preferred Stock to be converted, except that in the case of an automatic conversion pursuant to Section 4(e) hereof, such conversion shall be deemed to have been made (i) immediately prior to the closing of the offering referred to in Section 4(e)(i) or (ii) immediately upon the approval by vote or written consent referred to in Section 4(e)(ii) above, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

                  (g)     ADJUSTMENTS TO CONVERSION PRICE.

                          (i)     SPECIAL DEFINITIONS.  For purposes of this
Section 4(g) "ORIGINAL ISSUE DATE" shall mean the date on which a share of Series B Preferred Stock was first issued.

                          (ii)    ADJUSTMENTS FOR COMBINATIONS OR SUBDIVISIONS
OF COMMON STOCK. In the event the Corporation at any time or from time to time after the Original Issue Date shall declare or pay any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the respective Conversion Prices of the Series A Preferred Stock and Series B Preferred Stock in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate.

                  (h) OTHER DISTRIBUTIONS. In the event the Corporation shall at any time or from time to time make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation or any of its subsidiaries, then in each such event provision shall be made so that the holders of Series A Preferred Stock and Series B Preferred Stock shall receive, upon the conversion thereof, the securities of the Corporation or any of its subsidiaries which they would have received had their stock been converted into Common Stock on the date of such event.

                  (i) NO IMPAIRMENT. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or


                                          6.

appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock and Series B Preferred Stock against impairment.

                  (j) CERTIFICATES AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this
Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and cause independent public accountants selected by the Corporation to verify such computation and prepare and furnish to each holder of Series A Preferred Stock and Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock or Series B Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Series A Preferred Stock or Series B Preferred Stock.

                  (k) NOTICES OF RECORD DATE. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any security or right convertible into or entitling the holder thereof to receive shares of Common Stock, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series A Preferred Stock and Series B Preferred Stock at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, security or right, and the amount and character of such dividend, distribution, security or right.

                  (1) ISSUE TAXES. The Corporation shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series A Preferred Stock or Series B Preferred Stock pursuant hereto; provided, however, that the Corporation shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

                  (m) RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock and Series B Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock and Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then


                                          7.

outstanding shares of the Series A Preferred Stock and Series B Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to this Articles of Incorporation.

                  (n) CONSENT TO CERTAIN DISTRIBUTIONS. Each holder of Series A Preferred Stock and Series B Preferred Stock shall be deemed to have consented for purposes of Sections 502, 503 and 506 of the General Corporation Law to distributions and payments made by the Corporation and approved by the Board of Directors of the Corporation in connection with the repurchases of shares of Common Stock issued or to held by directors, board advisors and employees of, or consultants to, the Corporation upon termination of their employment or services.

                  (o) FRACTIONAL SHARES. No fractional share shall be issued upon the conversion of any share or shares of Series A Preferred Stock or Series B Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A Preferred Stock or Series B Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the Board of Directors of the Corporation).

                  (p) NOTICES. Any notice required by the provisions of this Section 4 to be given to the holders of shares of Series A Preferred Stock and Series B Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at its address appearing on the books of the Corporation. Nothwithstanding the above, any notice or communication to an address outside the United States shall be sent by telecopy and confirmed in writing sent by courier guaranteeing delivery in no more than two (2) business days.

                  (q) ADJUSTMENTS. In case of any reorganization or any reclassification of the capital stock of the Corporation, any consolidation or merger of the Corporation with or into another corporation or corporations, or the conveyance of all or substantially all of the assets of the Corporation to another corporation, each share of Series A Preferred Stock and Series B Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property (including cash) to which a holder of the number of shares of Common Stock deliverable upon conversion of such share of Series A Preferred Stock or Series B


                                          8.

Preferred Stock would have been entitled upon the record date of (or date of, if no record date is fixed) such reorganization, reclassification, consolidation, merger or conveyance; and, in any case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of such Series A Preferred Stock or Series B Preferred Stock, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as equivalent as is practicable, in relation to any shares of stock or the securities or property (including cash) thereafter deliverable upon the conversion of the shares of such Series A Preferred Stock or Series B Preferred Stock.

           5. RESTRICTIONS AND LIMITATIONS. So long as at least 5,000,000 of the authorized shares of Preferred Stock remain outstanding, the Corporation shall not, without the vote or written consent by the holders of majority of the then outstanding shares of Series A Preferred Stock and Series B Preferred Stock, voting together as a single class on an as converted basis:

                  (a) Amend, repeal or waive any provision of, or add any provision to, the Corporation's Articles of Incorporation if such action would alter or change in an adverse manner the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Preferred Stock;

                  (b) Increase the total number of authorized shares of Common Stock or Preferred Stock of the Corporation or the number of shares designated as any series of Preferred Stock;

                  (c) Authorize or issue, or obligate itself to issue, any other equity security senior to the Series A Preferred Stock or Series B Preferred Stock as to dividend or redemption rights, liquidation preferences, conversion rights, voting rights or otherwise, or create any obligation or security convertible into or exchangeable for, or having any option rights to purchase, any such equity security which is senior to the Series A Preferred Stock or Series B Preferred Stock; provided, however, that an equity security issued subsequent to the issuance of the Series A Preferred Stock or Series B Preferred Stock for a share price and corresponding liquidation price higher than that of the Series A Preferred Stock or Series B Preferred Stock shall not be deemed senior to the Series A Preferred Stock or Series B Preferred Stock solely by reason of such share price and liquidation price;

                  (d) Do any act or thing which would result in taxation of the holders of shares of the Series A Preferred Stock or Series B Preferred Stock under Section 305 of the Internal Revenue Code of 1968, as amended (the "Code") (or any comparable provision of the Code as hereafter from time to time amended);


                                          9.

                  (e) Effect any sale or other conveyance of all or substantially all of the assets of the Corporation or any of its subsidiaries, or any consolidation or merger involving the Corporation or any of its subsidiaries with or into any other corporation, if more than 50% of the surviving entity is not owned by persons who were holders of capital stock or securities convertible into capital stock of the Corporation immediately prior to such merger, consolidation or sale; or

                  (f) Set aside any amounts for or purchase, or declare or pay any dividend or make any other distribution on, any shares of capital stock other than the Series A Preferred Stock or Series B Preferred Stock except for repurchases required by current agreements with directors, consultants or employees.

           6. NO REISSUANCE OF PREFERRED STOCK. No share or shares of Series A Preferred Stock or Series B Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be returned to the status of undesignated shares of Preferred Stock.

                                         IV.

           A. The liability of the directors of this corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

           B. This corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) for breach of duty to the corporation and its shareholders through bylaw provisions or through agreements with the agents, or through shareholder resolutions, or otherwise, to the fullest extent permitted by California law.

           C. Any repeal or modification of this Article shall only be prospective and shall not affect the rights under this Article in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

           3. The foregoing Amended and Restated Articles of Incorporation has been duly approved by the board of directors.

           4. The foregoing Amended and Restated Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Sections 902 and 903 of the Corporations Code. The total number of Outstanding shares of the corporation is 3,419,000 shares of Common Stock and 5,000,000 shares of Series A Preferred Stock. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50% of the Common Stock and 66 2/3% of the Series A Preferred Stock voting as a separate class.


                                       10.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge

DATE: 8/30/93

                                       /s/ J. Leighton Road
                                       ---------------------------------------
                                       J. Leighton Read, Chief Executive
                                                         Officer


                                       /s/ Alan C. Mendelson
                                       ---------------------------------------
                                       Alan C. Mendelson, Secretary


                                         11.

                                      EXHIBIT B

                                   FORM OF WARRANT

EXHIBIT B TO STOCK TRANSFER AGREEMENT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


                              WARRANT TO PURCHASE SHARES
                                          OF

                                    --------------

Company: AVIRON, a California corporation (the "Company"), and any corporation that shall succeed to the obligations of the Company under this Warrant.

Number of Shares:         _______________
Class of Stock:           _______________
Initial Exercise Price:   _______________
Date of Grant:            _______________

      THIS CERTIFIES THAT, for value received, The Regents of the University of Michigan ("Michigan") or any permitted transferee of its rights hereunder is entitled to purchase the above number (as adjusted pursuant to Section 5 hereof) of fully paid and nonassessable shares of the above Class of Stock of the Company at the Initial Exercise Price above (as adjusted pursuant to Section 5 hereof), subject to the provisions and upon the terms and conditions set forth herein. The Expiration Date of this Warrant shall be five years from the Date of Grant.

I.    Definitions.

      In addition to the terms defined above, the following capitalized terms shall have the following meanings, unless the context otherwise requires:

      (a) "Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations thereunder, as shall be in effect at the time.

      (b) "Common Stock" shall mean shares of the authorized common stock of the Company and any stock into which such common stock may hereafter be exchanged.

      (c) "Warrantholder" shall mean any person who shall at the time be the holder of this Warrant.


                                          1.

      (d) "Shares" shall mean the shares of the Class of Stock that the Warrantholder is entitled to purchase upon exercise of this Warrant, as adjusted pursuant to Section 5 hereof.

      (e) "Warrant Price" shall mean the Initial Exercise Price at which this Warrant may be exercised, as adjusted pursuant to Section 5 hereof.

2.    Term.

      The purchase right represented by this Warrant is exercisable, in whole or in part, at any time on or before the Expiration Date.

3.    Method of Exercise; Payment; Issuance of New Warrant.

      Subject to Section 2 hereof, the purchase right represented by this Warrant may be exercised by the Warrantholder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Appendix A duly executed) at the principal office of the Company and by the payment to the Company, by check made payable to the Company drawn on a United States bank and for United States funds of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased. In the event of any exercise of the purchase right represented by this Section 3, certificates for the Shares so purchased shall be delivered to the Warrantholder within thirty (30) days of receipt of such payment and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Warrantholder within such thirty
(30) day period.

4.    Exercise Price.

      The Warrant Price at which this Warrant may be exercised shall be the Initial Exercise Price, as adjusted from time to time pursuant to Section 5 hereof.

5.    Adjustment of Number and Kind of Shares and Adjustment of Warrant Price.

      5.1 Certain Definitions. As used in this Section 5 the following terms shall have the following respective meanings:

              (a) "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either shares of Common Stock or Convertible Securities;


                                          2.

              (b) "Convertible Securities" shall mean any evidences of indebtedness, shares of stock or other securities directly or indirectly convertible into or exchangeable for Common Stock.

      5.2 Adjustments. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

              (a)     Reclassification, Reorganization, Consolidation or
Merger. In the case of any reclassification of the Class of Stock that the Warrantholder is entitled to purchase upon exercise of this Warrant, or any reorganization, consolidation or merger of the Company with or into another corporation (other than a merger or reorganization with respect to which the Company is the surviving corporation and which does not result in any reclassification of such Class of Stock), the Company, or such successor corporation, as the case may be, shall execute a new warrant, providing that the Warrantholder shall have the right to exercise such new warrant and upon such exercise to receive, in lieu of each share of the Class of Stock theretofore issuable upon exercise of this Warrant, the kind of securities receivable upon such reclassification, reorganization, consolidation or merger by a holder of shares of the same Class of Stock of the Company. The Warrant Price and the number of shares of such new securities to be received by the Warrancholder upon exercise of the Warrant shall be adjusted so that the Warrantholder shall receive upon exercise of the Warrant and payment of the same aggregate consideration the number of shares of new securities which the Warrantholder would have owned immediately following such reclassification, reorganization, consolidation or merger if the Warrantholder had exercised the Warrant immediately prior to such reclassifications, reorganization, consolidation or merger. The provisions of this subsection (a) shall similarly apply to successive reclassification, reorgranizations, consolidations or mergers.

              (b) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the Class of Stock for which this Warrant is then exercisable, the Warrant Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination. Any adjustment under this subsection (b) shall become effective when the split, subdivision or combination becomes effective.

              (c) Stock Dividends. If the Company at any time while this Warrant remains outstanding and unexpired shall pay a dividend with respect to the Class of Stock for which this Warrant is then exercisable, payable in shares of that Class of Stock, Options or Convertible Securities, the Warrant Price shall be adjusted, from and after the date of determination of the stockholders entitled to receive such dividend or distributions, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of that Class of Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of the same Class of Stock outstanding immediately after such dividend or distribution (including shares of that Class of Stock issuable upon exercise, conversion or exchange of any Options or Convertible Securities issued as such dividend or

                                          3.

distribution). If the Options or Convertible Securities issued as such dividend or distribution by their terms provide, with the passage of time or otherwise, for any decrease in the consideration payable to the Company, or any increase in the number of shares issuable upon exercise, conversion or exchange thereof (by change of rate or otherwise), the Warrant Price shall, upon any such decrease or increase becoming effective, be reduced to reflect such decrease or increase as if such decrease or increase became effective immediately prior to the issuance of the Options or Convertible Securities as the dividend or distribution. Any adjustment under this subsection (c) shall become effective on the record date set for such dividend or distribution.

              (d) Adjustment Of Number of Shares. Upon each adjustment in the Warrant Price pursuant to Section 5(b) or 5(c) above, the number of Shares issuable upon exercise of this Warrant shall be adjusted to the product obtained by multiplying the number of Shares issuable immediately prior to such adjustment in the Warrant Price by a fraction (i) the numerator of which shall be the Warrant Price immediately prior to such adjustment, and (ii) the denominator of which shall be the Warrant Price immediately after such adjustment.

6.    Notice of Adjustments.

      So long as this Warrant remains outstanding and unexpired, whenever the Warrant Price shall be adjusted pursuant to Section 5 hereof, the Company shall issue a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Warrant Price after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Warrantholder.

7.    Right to Convert Warrant Into Stock.

      7.1     Right to Convert.  In addition to the rights granted under
Section 3 of this Warrant, the Warrantholder shall have the right to require the Company to convert this Warrant (the "Conversion Right") into shares of the Class of Stock for which the Warrant is then exercisable, as provided in this
Section 7. Upon exercise of the Conversion Right, the Company shall deliver to the Warrantholder (without payment by the Warrantholder of any Warrant Price) that number of shares of stock equal to the quotient obtained by dividing (x) the value of this Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Warrant Price immediately prior to the exercise of the Conversion Right from the aggregate fair market value of the Shares issuable upon exercise of this Warrant immediately prior to the exercise of the Conversion Right, as determined pursuant to Section 7.3 below) by (y) the fair market value (as determined pursuant to Section 7.3 below) of one share of that Class of Stock immediately prior to the exercise of the Conversion Right.

      7.2 Method of Exercise. So long as the Warrant remains outstanding and unexpired, the Conversion Right may be exercised at any time by the Warrantholder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the Warrantholder thereby intends to exercise the Conversion Right. Certificates of the shares of stock issuable upon exercise of the Conversion Right shall be delivered to the


                                          4.

Warrantholder within thirty (30) days following the Company's receipt of this Warrant together with the aforesaid written statement.

      7.3 Valuation of Stock. For purposes of this Section 7, the fair market value of one share of the Class of Stock issuable upon exercise of this Warrant shall, mean:

              (a) The product of (i) the average of the closing price or, if no closing price is reported, the closing bid and asked prices of the Common Stock, quoted in the Over-The-Counter Market Summary or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the ten (10) trading days prior to the date of determination of fair market value, and (ii) the number of shares of Common Stock into which each share of the Class of Stock is then convertible, if applicable;

              (b) If the Common Stock is not traded Over-The-Counter or on an exchange, the fair market value of the Class of Stock per share shall be as determined in good faith by the Company's Board of Directors; provided, however, that if the Warrantholder disputes in writing the fair market value determined by the Board of Directors within thirty (30) days of being informed of such fair market value, the fair market value shall be determined by an independent appraiser, appointed in good faith by the Company's Board of Directors.

8.    Compliance With Act; Transferability of Warrant; Disposition of Shares.

      8.1 Legends. This Warrant and the Shares issued upon exercise thereof shall be imprinted with a legend in substantially the following form:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED."

      8.2 Transferability of Warrant and Shares. This Warrant and the Shares issued upon exercise thereof shall not be sold, transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if reasonably requested by the Company). Subject to the provisions of this Section 8.2, title to this Warrant may be transferred in the same manner as a negotiable instrument transferable by endorsement and delivery.

9.    Rights of the Holder.


                                          5.

      The Warrantholder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Warrantholder are limited to those expressed in this Warrant. Nothing contained in this Warrant shall be construed as conferring upon the Warrantholder hereof the right to vote or to consent or to receive notice as a shareholder of the Company on any matters or with respect to any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the Shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised in accordance with its terms.

10.   Miscellaneous.

      No fractional shares shall be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Warrant Price then in effect. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Warrantholder and their respective successors and assigns. This Warrant shall be governed by and construed under the laws of the State of California as applied to contracts entered into between residents of the State of California to be wholly performed in the State of California. The titles of the sections and subsections of this Warrant are for convenience only and are not to be considered in construing this Warrant. All pronouns used in the Warrant shall be deemed to include masculine, feminine and neuter forms.

                                            AVIRON, a California corporation


                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                          6.

                                      APPENDIX A
                                  NOTICE OF EXERCISE
TO:   AVIRON


              1. The undersigned hereby elects to purchase shares of the stock of Aviron, a California corporation, pursuant to terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, together with all applicable transfer taxes, if any.

              2. Please issue a certificate or certificates representing said shares of the stock in the name of the undersigned or in such other name as is specified below.

              3. The undersigned represents it is acquiring the shares of stock solely for its own account for investment and not as a nominee for any other party and not with a view toward the resale or distribution thereof within the meaning of the Securities Act of 1933, as amended.



                        --------------------------------------
                                        (Name)


                        --------------------------------------
                                      (Address)


                        --------------------------------------
                           (Taxpayer Identification Number)



- ----------------------------------------
     (print name of Warrantholder)


By:
   -------------------------------------
Title:
      ----------------------------------
Date:
     -----------------------------------


                                          7.

                                      EXHIBIT C
                   AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                        AVIRON
                   Amended and Restated Investors Rights Agreement
                                  September 3, 1993


                                          1.

                                  TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.  Certain Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . 2.

2.  Transferability. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3.
    2.1    Restrictions on Transferability . . . . . . . . . . . . . . . . . 3.
    2.2    Restrictive Legend. . . . . . . . . . . . . . . . . . . . . . . . 3.
    2.3    Notice of Proposed Transfers. . . . . . . . . . . . . . . . . . . 3.

3.  Registration Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . 4.
    3.1    Requested Registration. . . . . . . . . . . . . . . . . . . . . . 4.
    3.2    Company Registration. . . . . . . . . . . . . . . . . . . . . . . 6.
    3.3    Expenses of Registration. . . . . . . . . . . . . . . . . . . . . 7.
    3.4    Registration Procedures . . . . . . . . . . . . . . . . . . . . . 8.
    3.5    Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . 9.
    3.6    Information by Holder . . . . . . . . . . . . . . . . . . . . . .10.
    3.7    Rule 144 Reporting. . . . . . . . . . . . . . . . . . . . . . . .10.
    3.8    "Market Stand-off" Agreement. . . . . . . . . . . . . . . . . . .11.
    3.9    Form S-3. . . . . . . . . . . . . . . . . . . . . . . . . . . . .11.
    3.10   Transfer of Registration Rights . . . . . . . . . . . . . . . . .12.
    3.11   Certain Limitations in Connection with Future Grants of
           Registration Rights . . . . . . . . . . . . . . . . . . . . . . .12.
    3.12   Termination of Registration Rights. . . . . . . . . . . . . . . .13.

4.  Right of First Refusal on Company Issuances. . . . . . . . . . . . . . .13.
    4.1      Right of First Refusal. . . . . . . . . . . . . . . . . . . . .13.

5.  Information Rights . . . . . . . . . . . . . . . . . . . . . . . . . . .15.
    5.1    Financial Information . . . . . . . . . . . . . . . . . . . . . .15.
    5.2    Inspection Rights . . . . . . . . . . . . . . . . . . . . . . . .15.
    5.3    Assignment of Rights to Information . . . . . . . . . . . . . . .15.
    5.4    Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . .16.

6.  Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16.
    6.1    Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . .16.
    6.2    Successors and Assigns. . . . . . . . . . . . . . . . . . . . . .16.
    6.3    Entire Agreement. . . . . . . . . . . . . . . . . . . . . . . . .16.
    6.4    Notices, etc. . . . . . . . . . . . . . . . . . . . . . . . . . .16.
    6.5    Delays or Omissions . . . . . . . . . . . . . . . . . . . . . . .17.
    6.6    Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . .17.
    6.7    Severability. . . . . . . . . . . . . . . . . . . . . . . . . . .17.
    6.8    Amendments. . . . . . . . . . . . . . . . . . . . . . . . . . . .17.


                                          i.

                                  TABLE OF CONTENTS
                                     (continued)

EXHIBITS

    A.     Schedule of Investors
    B.     Schedule of Series A Warrant Holders
    C.     Schedule of Series B Warrant Holders


                                         ii.

                                        Aviron


                   AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

      This Amended and Restated Investors Rights Agreement (the "Agreement") is entered into as of September 3, 1993, by and among Aviron, a California corporation (the "Company"), the parties listed on Exhibit A hereto (the "Investors"), the parties listed on Exhibit B hereto (the "Series A Warrant Holders") and the parties listed on Exhibit C hereto (the "Series B Warrant Holders").

                                       RECITALS

      A. The Investors are the purchasers of the Company's Series A Preferred Stock pursuant to that certain Series A Preferred Stock Purchase Agreement, dated as of June 19, 1992, by and among the Company and the purchasers named therein (the "Series A Agreement") and the purchasers of the Company's Series B Preferred Stock pursuant to that certain Series B Preferred Stock Purchase Agreement, dated as of the date hereof, by and among the Company and the Purchasers named therein (the "Series B Agreement").

      B. The Series A Warrant Holders are the holders of either Series A Preferred Stock or Warrants to purchase Series A Preferred Stock of the Company, the Series B Warrant Holders are the holders of either Series B Preferred Stock or Warrants to purchase Series B Preferred Stock of the Company, and the Founders are Peter Palese, J. Leighton Read, Bernard Roizman and Richard J. Whitley, in connection with which the Company desires to extend certain rights herein, subject to the obligations provided for herein, in accordance with the terms of this Agreement.

      C. It is anticipated that future sales of securities of a similar nature may occur.

      D. In order to facilitate the grant by the Company of additional rights, the Company, the Investors, the Series A Warrant Holders and the Series B Warrant Holders desire to terminate the Investor Rights Agreement, dated as of June 19, 1992 as amended January 8, 1993, among the Company and the parties named therein (the "Original Investor Rights Agreement"), and set forth in a single agreement the registration and information rights and right of first refusal granted to the Investors, the Series A Warrant Holders, the Series B Warrant Holders and the Founders.

                                      AGREEMENT

      NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth in this Agreement and in the agreements pursuant to which the Investors acquired their securities in the Company, the parties mutually aggree as follows:


                                          1.

      1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

      "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

      "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in Section 2.2 hereof.

      "Shares" shall mean the securities of the Company held by the Investors and Founders as described on Exhibit A, the securities issuable upon exercise of the Warrants to purchase Series A Preferred Stock held by the Series A Warrant Holders as described on Exhibit B and the securities issuable upon exercise of the Warrants to purchase Series B Preferred Stock held by the Series B Warrant Holders as described on Exhibit C.

      "Registrable Securities" means (i) shares of Common Stock issued or issuable pursuant to the conversion or exercise of the Shares and (ii) shares of Common Stock issued as a dividend or other distribution with respect to, or in exchange or in replacement of, the Shares, excluding in all cases, however (including exclusion from the calculation of the number of outstanding Registrable Securities), any Registrable Securities sold by a person, (x) in a transaction pursuant to Rule 144, or (y) pursuant to a registration statement under this Agreement or (z) in a transaction in which his rights under this Agreement are not transferred, including a transaction pursuant to a registration statement under this Agreement.

      The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

      "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 3.1, 3.2 and 3.9 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, fees and disbursements of a single special counsel for the Holders not to exceed $10,000, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

      "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale.

      "Holder" shall mean any holder of outstanding Registrable Securities.


                                          2.

      "Initiating Holders" shall mean any Holder or Holders of not less than 40% of the then outstanding Registrable Securities.

      "Common Stock" shall mean shares of the Company's Common Stock, no par value.

      "Preferred Stock" shall mean shares of the Company's Series A Preferred Stock and Series B Preferred Stock, no par value.

      2.     TRANSFERABILITY.

      2.1 RESTRICTIONS ON TRANSFERABILITY. The Shares and any Preferred Stock or Common Stock into which the Shares may be convertible or exercisable, shall not be transferable except upon the conditions specified in this Agreement, which conditions are intended to insure compliance with the provisions of the Securities Act, or, in the case of Section 3.8 hereof, to assist in an orderly distribution. Each Investor will cause any proposed transferee of the Shares (or of the Preferred Stock or Common Stock into which the Shares may be convertible or exercisable) held by an Investor to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

      2.2 RESTRICTIVE LEGEND. Each certificate representing (i) the Shares, or (ii) shares of the Company's Common Stock or Preferred Stock issued upon conversion or exercise of the Shares and (iii) any securities issued in respect of the Shares or such Common Stock or Preferred Stock, shall (unless otherwise permitted by the provisions of Section 2.3 below) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

      THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT UNDER AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN EXEMPTION THEREFROM OR IN CONTRAVENTION OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER. COPIES OF THE AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.

      2.3 NOTICE OF PROPOSED TRANSFERS. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 2.3. Prior to any proposed transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied (except in the following cases, with respect to


                                          3.

which the requirements set forth in the balance of this sentence need not be complied with: transactions in compliance with Rule 144 or Rule 144A so long as the Company is furnished with evidence of compliance with such Rule; transactions involving the distribution of Restricted Securities by any Investor which is a general or limited partnership to any of its partners, or retired partners, or to the estate of any of its partners or retired partners; transactions involving the transfer of Restricted Securities by any holder who is an individual to his family members or to a trust for the benefit of such shareholder or his family members; or transfers not involving a change in beneficial ownership) by (i) a written opinion of legal counsel who shall be reasonably satisfactory to the Company addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, (ii) a "no action" letter from the Commission to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, or (iii) such other showing that may be reasonably satisfactory to legal counsel to the Company, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth in
Section 2.2 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provisions of the Securities Act. All Restricted Securities transferred as above that continue to bear the restrictive legend set forth in Section 2.2 shall continue to be subject to the provisions of this Section 2.3 in the same manner as before such transfer.

      3.     REGISTRATION RIGHTS.

      3.1 REQUESTED REGISTRATION. Prior to such time as the Company has effected two registrations pursuant to this Section 3.1 and such registrations have been declared or ordered effective, if the Company shall receive from Initiating Holders a written request that the Company effect any registration (other than a registration on Form S-3 or any comparable form of registration statement) with respect to Registrable Securities having an anticipated aggregate offering price to the public of at least $7,500,000 (before deduction of underwriter commissions and expenses), the Company will:

             (a) promptly give written notice of the proposed registration to all other Holders; and

             (b) as soon as practicable, use its diligent best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company;


                                          4.

provided that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 3.1:

                    (i) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                    (ii) Prior to the earlier to occur of (x) six months following the effective date of the registration statement pertaining to the first underwritten public offering of securities of the Company for its own account and (y) August 31, 1997; or

                    (iii)  If at the time of the request to register
Registrable Securities the Company gives notice within 30 days of such request that it is engaged or has fixed plans to engage within 90 days of the time of the request in an initial firmly underwritten registered public offering as to which the Holders may include Registrable Securities pursuant to Sections 3.1 or 3.2.


     Subject to the foregoing clauses (i) through (iii) and to Section 3.1(d), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of the Initiatin Holders.

             (c) UNDERWRITING. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 3.1 and the Company shall include such information in the written notice referred to in Section 3.l(a). The right of any Holder to registration pursuant to Section 3.1 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested (unless otherwise mutually agreed by a majority in interest of the Holders and such Holder) to the extent provided herein.

      The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders with the approval of the Company, which approval shall not be unreasonably withheld. Notwithstanding any other provision of this Section 3.1, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten and so advises the Initiating Holders in writing, then the Initiating Holders shall so advise all Holders (except those Holders who have indicated to the Company their decision not to distribute any of their Registrable Securities through such underwriting) and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all such Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities owned by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.


                                          5.

      If any Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used above in determining the underwriter limitation; and, provided further that in the event that the withdrawal of a Holder, and the subsequent inclusion of additional Registrable Securities by other Holders, results in an anticipated aggregate offering price to the public of less than $1,000,000 the Company shall no longer be required to effect such registration pursuant to this Section 3.1.

      If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account or the account of others in such registration if the underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

             (d) DELAY OF REGISTRATION. If the Company shall furnish to the Initiating Holders a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed on or before the date filing would be required and it is therefore essential to defer the filing of such registration statement, then the Company may direct that such request for registration be delayed for two periods not in excess of 90 days each in any one-year period.

      3.2    COMPANY REGISTRATION.

             (a) If at any time or from time to time, the Company shall determine to register any of its Common Stock, for its own account or for the account of others (other than the Holders), other than a registration relating solely to employee benefit plans or a registration relating solely to a Commission Rule 145 transaction or a registration on any registration form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                    (i) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                    (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by any Holder or Holders.



                                          6.

             (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.2(a)(i). In such event the right of any Holder to registration pursuant to Section 3.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company with the approval of the Board of Directors. Notwithstanding any other provision of this Section 3.2, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities and shares of Common Stock to be included in the registration and underwriting. The Company shall so advise all Holders (except those Holders who have indicated to the Company their decision not to distribute any of their Registrable Securities or Common Stock through such underwriting), and the number of shares of Registrable Securities that may be included in the registration and underwriting, shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities owned by the Holders at the time of filing the registration statement.

      No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. The securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used above in determining the underwriter limitation.

      3.3 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to
Section 3.1, Section 3.2 or Section 3.9 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding, begun pursuant to
Section 3.1, the request of which has been subsequently withdrawn by the Initiating Holders (unless the withdrawal is based upon material information concerning the Company of which the Initiating Holders were not aware at the time of such request or unless the Holders of a majority of Registrable Securities agrees to forfeit their right to one requested registration pursuant to Section 3.1 in which event such right shall be forfeited by all Holders), in which case such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested.


                                          7.

      3.4 REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 3, the Company will keep each participating Holder advised in writing as to the qualification and compliance and as to the completion thereof. At its expense the Company will:

             (a) Keep such registration, qualification or compliance effective for a period of 90 days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs;

             (b) Furnish such number of prospectuses and other documents incident thereto in conformity with the requirements of the Act;

             (c) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

             (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act;

             (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating, in such underwriting, shall also enter into and perform its obligations under such an agreement;

             (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

             (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

             (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

             (i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section, on the date that such Registrable


                                          8.

Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section if such securities are being sold through underwriters or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting, registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

      3.5    INDEMNIFICATION.

             (a) The Company will indemnify each Holder, each of its officers, directors, partners and legal counsel, and each person controlling such Holder, with respect to which registration, qualification or compliance has been effected pursuant to this Section 3, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, or (ii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors, partners and legal counsel, and each person controlling such Holder, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as such expenses are incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein or furnished by the Holder to the Company in response to a request by the Company stating specifically that such information will be used by the Company therein.

             (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each person who controls the Company within the meaning of the Securities Act, and each other such Holder, each of its officers, directors, and partners and each person controlling such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other similar document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the


                                          9.

circumstances under which they were made, and will reimburse the Company, such Holders, such directors, officers, persons, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holders hereunder shall be limited to an amount equal to the proceeds to each such Holder of Registrable Securities sold as contemplated herein.

             (c)    Each party entitled to indemnification under this Section
3.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if in the opinion of counsel to the Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this
Section 3.5 only to the extent that such failure to give notice shall materially adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

      3.6 INFORMATION BY HOLDER. Each Holder including securities of the Company in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 3.

      3.7 Rule 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

             (a) Use its best efforts to facilitate the sale of the Restricted Securities to the public, without registration under the Securities Act, pursuant to Rule 144 under the Securities Act, provided that this shall not require the Company to file reports under the Securities Act and



                                         10.

the Exchange Act at anytime prior to the Company's being otherwise required to file such reports.

             (b) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act at all times after 90 days after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

             (c) Use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") (at any time after it has become subject to such reporting requirements);

             (d) So long as a Holder owns any Restricted Securities to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

      3.8 "MARKET STAND-OFF" AGREEMENT. Each Holder agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by it for a period not to exceed 120 days following the effective date of a registration statement of the Company filed under the Securities Act if so requested by the Company and the underwriter of Common Stock (or other securities of the Company), provided that:

             (a) such agreement shall apply only to the first underwritten registered public offering of the Company; and

             (b) all officers and directors of the Company enter into similar agreements and the Company uses its best efforts to cause all other holders of at least 1% of the Company's voting securities enter into similar agreements. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such period.

      3.9 Form S-3. The Company shall use its best efforts to qualify for registration on Form S-3 and to that end the Company shall register (whether or not required by law to do so) its Common Stock under the Exchange Act within 12 months following the effective date of the first registration of any securities of the Company on Form S-1. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this
Section 3, the Holders of Registrable Securities shall have the right to request registrations on Form S-3 thereafter under this Section 3.9 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended


                                         11.

method of disposition of such shares by such Holder or Holders), provided that the Company shall not be required to effect a registration pursuant to this
Section 3.9 unless the Holder or Holders requesting registration propose to dispose of shares of Registrable Securities which they reasonably anticipate will have an aggregate disposition price (before deduction of underwriting discounts and expenses of sale) of at least $1,000,000, and provided further that the Company shall not be required to effect more than two registrations pursuant to this Section 3.9 in any 12 month period.

      The Company shall give notice to all Holders of Registrable Securities of the receipt of a request for registration pursuant to this Section 3.9 and shall provide a reasonable opportunity for other Holders to participate in the registration. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Registrable Securities on Form S-3, as the case may be, to the extent requested by the Holder or Holders thereof for purposes of disposition.

      3.10   TRANSFER OF REGISTRATION RIGHTS

             (a) Except as otherwise provided herein, the rights contained in this Section 3 may be assigned or otherwise conveyed to a transferee or assignee of Registrable Securities held by the Investors, which transferee or assignee shall be considered a "Holder" for purposes of this Section 3, provided that (i) such transfer is effected in accordance with applicable federal and state securities laws, (ii) such transferee or assignee becomes a party to this Agreement or agrees in writing to be subject to the terms hereof to the same extent as if he were an original purchaser hereunder and (iii) such transferee or assignee (A) is a wholly owned subsidiary or constituent partner (including limited partners and retired partners) or affiliate of the transferring Holder if such Holder is a partnership, or (B) acquires a number of shares of Registrable Securities originally held by the transferring Holder equal to at least 1% of the then-outstanding capital stock of the Company, and, provided further, that the Company is given written notice by such Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

             (b) Except as otherwise provided herein, the rights contained in Section 3, except for the rights contained in Section 3.1, may be assigned or otherwise conveyed to a transferee or assignee of Registrable Securities held by the Series A Warrant Holders, which transferee or assignee shall be considered a "Holder" for purposes of this Section 3, provided that (i) such transfer is effected in accordance with applicable federal and state securities laws, (ii) such transferee or assignee becomes a party to this Agreement or agrees in writing to be subject to the terms hereof to the same extent as if he were an original purchaser hereunder and, provided further, that the Company is given written notice by such Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

      3.11 CERTAIN LIMITATIONS IN CONNECTION WITH FUTURE GRANTS OF REGISTRATION RIGHTS.

From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the outstanding Registrable Securities, enter into


                                         12.

any agreement with any person or persons providing for the granting to such holder of registration rights superior to those granted to Holders pursuant to this Section 3.

      3.12 TERMINATION OF REGISTRATION RIGHTS. All rights and duties provided for with respect to any Holder in this Section 3 shall terminate on the later of (a) the date five (5) years from the date of a Qualified IPO (as defined below in Section 4.1(d)), and (b) on which such Holder owns less than 1% of the then-outstanding capital stock of the Company, except where such amount is held by a Series A Warrant Holder.

      4.     RIGHT OF FIRST REFUSAL ON COMPANY ISSUANCES.

      4.1    RIGHT OF FIRST REFUSAL.  The Company hereby grants to each
Investor (and its affiliates) who holds not less than 1,000,000 shares of Preferred Stock (or Common Stock issued or issuable upon conversion of the Preferred Stock) the right of first refusal to purchase, pro rata, all (or any part) of New Securities (as defined in this Section 4.1) that the Company may, from time to time propose to sell and issue. In the case where the price per share at which the New Securities are being offered is indeterminable or is equal to or less than $1 (as adjusted for stock splits, reclassification or otherwise), such Investor's (and its affiliates') pro rata share, for purposes of this right of first refusal with respect to an offering at such a price, is the ratio, the numerator of which is the number of shares of Common Stock then owned by such Investor (and its affiliates) as a result of the conversion of any Preferred Stock of the Company and issuable upon conversion of the Preferred Stock of the Company then owned by such Investor (and its affiliates), and the denominator of which is the total number of shares of Common Stock then outstanding as a result of the conversion of any Preferred Stock of the Company or issuable upon conversion of the Preferred Stock of the Company then outstanding. In the case where the price per share at which the New Securities are being offered is greater than $1 (as adjusted for stock splits, reclassifications or otherwise), such Investor's (and its affiliates') pro rata share, for purposes of this right of first refusal with respect to an offering at such a price, is the ratio, the numerator of which is the number of shares of Common Stock then owned by such Investor (and its affiliates) as a result of the conversion of any Preferred Stock of the Company and issuable upon conversion of the Preferred Stock of the Company then owned by such Investor (and its affiliates), and the denominator of which is the total number of shares of Common Stock outstanding immediately prior to the issuance of the New Securities, assuming full conversion of all outstanding shares of Preferred Stock of the Company. This right of first refusal shall be subject to the following provisions:

             (a) "New Securities" shall mean any capital stock of the Company, whether now authorized or not, and rights, options, or warrants to purchase said capital stock, and securities of any type whatsoever that are, or may become, convertible into said capital stock; provided, however, that "New Securities" does not include (i) securities issued in any additional Closings (as defined in the Series B Agreement); (ii) securities issuable upon conversion of or with respect to Series A Preferred Stock or Series B Preferred Stock;
(iii) securities issued pursuant to an acquisition by the Company by merger, purchase of substantially all of the assets, or other reorganization whereby the Company owns more than 50% of the voting power of such entity; (iv) shares of the Company's Common Stock (or related options) issued to employees, directors or consultants of the Company pursuant to any employee stock offering, plan, or arrangement


                                         13.

approved by the Board of Directors; (v) shares of the Company's Common Stock or Preferred Stock issued in connection with any stock split, stock dividend, or similar recapitalization by the Company; (vi) securities issued pursuant to equipment or debt financing or leases which are approved by the Company's Board of Directors; (vii) securities issued pursuant to any corporate partnering, strategic alliance, joint venture or licensing arrangement between the Company and a third party; or (viii) securities issued by the Company other than for cash or cash equivalents.

             (b) In the event that the Company proposes to undertake an issuance of New Securities, it shall give each Investor who together with its affiliates holds not less than 1,000,000 shares of Common Stock of the Company issued or issuable upon conversion of Preferred Stock, written notice of its intention, describing the type of New Securities, the price, and the general terms upon which the Company proposes to issue the same. Each Investor who together with its affiliates holds not less than 1,000,000 shares of Common Stock of the Company, issued or issuable upon conversion of Preferred Stock, shall have 20 days from the date of mailing of any such notice to agree to purchase up to its full pro rata share of such New Securities for the price and upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. Each Investor who together with its affiliates holds not less than 1,000,000 shares of Common Stock of the Company, issued or issuable upon conversion of Preferred Stock, shall have a right of over allotment such that if any Investor fails to exercise its right hereunder to purchase its full pro rata portion of New Securities, the Company shall so notify the other Investors and such Investors (and their affiliates) who have agreed to purchase all or any part of their pro rata share of New Securities may purchase the nonpurchasing Investors' portions on a pro rata basis, within ten days from the date of such notice.

             (c) In the event that Investors (and their affiliates) fail to exercise in full the right of first refusal within said 20 day period (plus the ten day overallotment period, if applicable) the Company shall have 60 days thereafter to sell or enter into an agreement providing for the closing of the sale of the New Securities respecting which the Investors' (and their affiliates') rights were not exercised within 30 days of such agreement at a price and upon general terms no more favorable to the purchasers thereon than specified in the Company's notice. In the event the Company has not sold the New Securities within such 60 day period, the Company shall not thereafter issue or sell any New Securities, without first offering such securities to the Investors (and its affiliates) in the manner provided above.

             (d) The right of first refusal granted under this Agreement shall not apply to and shall expire upon the first closing of the first firmly underwritten public offering of Common Stock of the Company that is pursuant to a registration statement filed with, and declared effective by, the Commission under the Securities Act, covering the offer and sale of Common Stock to the public at a per share price (prior to underwriter commissions and expenses) of at least $2.50 (as adjusted for stock splits, dividends and similar events) and at an aggregate offering price (before deduction for underwriter commissions and expenses) of not less than $10,000,000 (a "Qualified IPO").

             (e) This right of first refusal is assignable only to an affiliate of a Holder or in connection with a sale or transfer of a number of shares of Registrable Securities originally held


                                         14.

by the assigning Holder equal to at least 1% of the then-outstanding capital stock of the Company.

      5.     INFORMATION RIGHTS.

      5.1 FINANCIAL INFORMATION. (a) The Company will furnish the following information to each Investor who holds together with its affiliates holds not less than 1,000,000 of Common Stock issued or issuable upon conversion of Preferred Stock:

             (i) As soon as practicable after the end of each fiscal year of the Company, and in any event within 120 days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of income and consolidated statements of cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form and figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of national standing selected by the Company.

             (ii) As soon as practicable after the end of each of the first three quarterly accounting periods in each fiscal year, and in any event within 45 days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such quarter, and consolidated statements of income and consolidated statements of cash flows of the Company and its subsidiaries, if any, for each quarter and for the current fiscal year of the Company to date, prepared in accordance with generally accepted accounting principles consistently applied, except that such financial statements will not contain the notes normally required by generally accepted accounting principles.

             (iii) As soon as practicable after the adoption thereof, and in any event no later than 15 days prior to the commencement of its fiscal year, an annual operating plan for the forthcoming fiscal year, prepared on a consolidated basis, including projected statements of profit and loss, cash flow and balance sheets for each calendar quarter of such year, and, promptly after preparation thereof, any revisions to such annual operating plan and any other budgets.

             (b) The covenants provided in Sections 5.1 and 5.2 shall terminate upon the closing of a Qualified IPO.

      5.2 INSPECTION RIGHTS. The Company shall permit each Investor who with its affiliates holds at least 1,000,000 shares of Preferred Stock of the Company, its attorney, or its other representative to visit and inspect the Company's properties, to examine the Company's books of account and other records, to make copies or extracts therefrom and to discuss the Company's affairs, finances and accounts with its officers, management employees and independent accountants, all at such reasonable times and as often as such Investor may reasonably request.

      5.3 ASSIGNMENT OF RIGHTS TO INFORMATION. The rights granted pursuant to Sections 5.1 and 5.2 may not be assigned or otherwise conveyed by an investor or by any subsequent


                                         15.

transferee of any such rights without the written consent of the Company, which consent shall not be unreasonably withheld; provided that the Company may refuse such written consent if the proposed transferee is a competitor of the Company as determined by the Company's Board of Directors; and provided further, that no such written consent shall be required if the transfer is made to a party who is not a competitor of the Company and who is a parent, subsidiary, affiliate, partner or group member of any Investor.

      5.4 CONFIDENTIAL. Each Investor agrees that it will keep confidential and will not disclose or divulge any confidential, proprietary or secret information which such Investor may obtain from the Company, and which the Company has prominently marked "confidential", "proprietary" or "secret" or has otherwise identified as being such, pursuant to financial statements, reports and other materials submitted by the Company as required hereunder, or pursuant to visitation or inspection rights granted hereunder unless such information is or becomes known to the Investor from a source other than the Company or is or becomes publicly known, or unless the Company gives its written consent to the Investor's release of such information, except that no such written consent shall be required (and the Investor shall be free to release such information to such recipient) if such information is to be provided to an Investor's counsel or accountant, or to an officer, director or partner of an Investor, provided that the Investor shall inform the recipient of the confidential nature of such information, and shall instruct the recipient to treat the information as confidential.

      6.     MISCELLANEOUS.

      6.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts between California residents entered into and to be performed entirely within the State of California.

      6.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

      6.3 ENTIRE AGREEMENT. This Agreement, the Series A Agreement and the Series B Agreement constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. This Agreement supersedes the Original Investors Rights Agreement which is hereby terminated, effective upon the initial Closing under the Series B Agreement.

      6.4 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be effective five (5) days after deposited by first-class mail, postage prepaid, with the United States mail or delivery by hand or by messenger, if addressed (a) to an Investor, at such Investor's address set forth on the attached Exhibit A, or at such other address as such Investor shall have furnished to the Company in writing, or (b) to any other holder of Registrable Securities, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Registrable Securities who has so furnished an address to the Company, or (c) to the Company, at the address set forth below the Company's


                                         16.

name on the signature page to this Agreement or such other address as the Company shall have furnished to each Investor and each such other holder in writing. Notwithstanding the above, any notice or communication to an address outside the United States shall be sent by telecopy and confirmed in writing sent by courier guaranteeing delivery in no more than two (2) business days.

      6.5 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

      6.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the Investors, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

      6.7 SEVERABILITY. In the case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      6.8 AMENDMENTS. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and by the holders of not less than a majority of the number of shares of Registrable Securities outstanding as of the date of such amendment or waiver. Each Investor and Series A Warrant Holder and Series B Warrant Holder acknowledges that by the operation of this Section 6.8 the holders of a majority of the outstanding Registrable Securities may have the right and power to diminish or eliminate all rights of such investor, Series A Warrant Holder or Series B Warrant Holder under this Agreement. Notwithstanding anything herein to the contrary, the parties agree that the Company may amend this Agreement at any time after the date hereof, without obtaining the consent of any Holder, to add as parties to this Agreement any purchasers of the Company's Series B Preferred Stock pursuant to Section 2 of that certain Series B Preferred Stock Purchase Agreement between the Company and certain persons dated on or about the date of this Agreement. Any persons added to this Agreement pursuant to this subparagraph shall become "Holders" and "Investors" under this Agreement, and shares of Common Stock issuable upon conversion of the Series B Preferred Stock held by such persons shall be "Registrable Securities" under this Agreement.


                                         17.

      The foregoing Investors Rights Agreement is hereby executed as of the date first above written.


COMPANY                                INSTITUTIONAL VENTURE
                                           PARTNERS V
AVIRON                                     by its General Partner
                                       Institutional Venture Management V


By: /s/ L. Read                        By: /s/ Reid W. Dennis
   --------------------------------       -----------------------------------
    J. Leighton Read, M.D.                 Reid W. Dennis
    Chief Executive Officer                    General Partner
        1450 Rollins Road                      3000 Sand Hill Road
        Burlingame, CA 94010                   Building 2, Suite 290
                                               Menlo Park, CA 94025


                                       INSTITUTIONAL VENTURE
                                           MANAGEMENT V


                                       By: /s/ Reid W. Dennis
                                          -----------------------------------
                                           Reid W. Dennis
                                               General Partner
                                               3000 Sand Hill Road
                                               Building 2, Suite 290
                                               Menlo Park, CA 94025


                                       /s/ L. Read
                                       --------------------------------------
                                       J. Leighton Read, M.D.
                                           c/o Aviron
                                           1450 Rollins Road
                                           Burlingame, California 94010


                                       /s/ Bernard Roizman
                                       --------------------------------------
                                       Bernard Roizman
                                           5555 S. Everett, Apt. 11A
                                           Chicago, Illinois 60637


                                       /s/ Betty Roizman
                                       --------------------------------------
                                       Betty Roizman
                                           5555 S. Everett, Apt. 11A
                                           Chicago, Illinois 60637


                                         18.

                                       ARCH Venture Fund Limited Partnership a
                                       Delaware Limited Partnership

                                       By:  ARCH Development Corporation


                                       By: /s/ S. Lazarus
                                          -----------------------------------
                                           Steven Lazarus, President

                                            c/o ARCH Development Corporation
                                            The University of Chicago
                                            1101 East 58th Street
                                            Walker 213
                                            Chicago, Illinois 60637


                                       /s/ Albert L. Zesiger
                                       --------------------------------------
                                       Albert L. Zesiger
                                           75 Bluff Avenue
                                           Rowayton, Connecticut 06853


                                       /s/ Peter Palese
                                       --------------------------------------
                                       Peter Palese, Ph.D.
                                           414 Highwood Avenue
                                           Leonia, New Jersey 07605



                                       --------------------------------------
                                       John P. Curran
                                           230 Park Avenue
                                           Suite 1245
                                           New York, New York 10169



                                       --------------------------------------
                                       Steven R. Frank
                                           c/o Bear Stearns & Co.
                                           245 Park Avenue, 3rd Floor
                                           New York, NY 10169



                                       --------------------------------------
                                       David B. Musket
                                           One Boston Place, 35th Floor
                                           Boston, Massachusetts 02108


                                         19.

                                       GC&H Investments


                                       By: /s/ John L. Cardoza
                                            ---------------------------------

                                       Name: John L. Cardoza
                                            ---------------------------------
                                             Executive Partner

                                             c/o Jeanne Meyer
                                             Cooley Godward Castro
                                             Huddleson & Tatum
                                             One Maritime Plaza, 20th Floor
                                             San Francisco, California 94111


                                       /s/ Julian N. Stern
                                       --------------------------------------
                                       Julian N. Stern
                                           84 Selby Lane
                                           Atherton, California 94025



                                       /s/ Richard Whitley
                                       --------------------------------------
                                       Richard Whitley
                                           216 Shades Crest Circle
                                           Birmingham, Alabama 35216



                                       --------------------------------------
                                       Sally B. Whitley
                                           216 Shades Crest Circle
                                           Birmingham, Alabama 35216


                                       /s/ Bruce A. Hironaka
                                       --------------------------------------
                                       Bruce A. Hironaka
                                           26 Lenox Road
                                           Kensington, California 94707


                                       /s/ Valerie L. Hironaka
                                       --------------------------------------
                                       Valerie Hironaka
                                           26 Lenox Road
                                           Kensington, California 94707


                                         20.

                                       THE MOUNT SINAI SCHOOL
                                       OF MEDICINE


                                       By:
                                          -----------------------------------
                                           Frank R. Landsberger, Ph. D
                                           One Gustave L. Levy Plaza
                                           New York, NY 10029-6574


                                       ACCEL IV L.P.

                                       By: Accel IV Associates L.P.
                                           Its: General Partner


                                       By: /s/ Illegible
                                          -----------------------------------
                                           General Partner
                                                1 Embarcadero Center
                                                Suite 3820
                                                San Francisco, CA 94111


                                       ACCEL JAPAN L.P.

                                       By: Accel Japan Associates L.P.
                                           Its: General Partner


                                       By: /s/ Illegible
                                          -----------------------------------
                                           General Partner
                                                1 Embarcadero Center
                                                Suite 3820
                                                San Francisco, CA 94111


                                       ABINGWORTH BIOVENTURES

                                       By: /s/ Allen Latta
                                          -----------------------------------
                                           Allen J. Latta
                                           Attorney-in-Fact
                                                c/o Sanne & Cie
                                                Boite Postale 566
                                                L-2015 Luxembourg


                                         21.

                                       with a copy to:

                                           Dr. Stephen W. Bunting
                                               Abingworth Management
                                               Limited
                                               26 St. James Street
                                               London SW1A 1HA
                                               England


                                       FERRIS F. HAMILTON
                                       FAMILY TRUST


                                           Bea Associates
                                           Attorney-in-Fact
                                       By: /s/ Albert L. Zesiger
                                          -----------------------------------

                                       Name: Albert L. Zesiger
                                            ---------------------------------

                                       Title: Managing Director
                                             --------------------------------


                                       MARY ANN HAMILTON
                                       TRUST FOR SELF


                                           Bea Associates
                                           Attorney-in-Fact
                                       By: /s/ Albert L. Zesiger
                                          -----------------------------------

                                       Name: Albert L. Zesiger
                                            ---------------------------------

                                       Title: Managing Director
                                             --------------------------------


                                       TAB PRODUCTS CO.  PENSION PLAN


                                           Bea Associates
                                           Attorney-in-Fact
                                       By: /s/ Albert L. Zesiger
                                          -----------------------------------

                                       Name: Albert L. Zesiger
                                            ---------------------------------

                                       Title: Managing Director
                                             --------------------------------




                                         22.

                                       THE JENIFER ALTMAN
                                       FOUNDATION


                                           Bea Associates
                                           Attorney-in-Fact
                                       By: /s/ Albert L. Zesiger
                                          -----------------------------------

                                       Name: Albert L. Zesiger
                                            ---------------------------------

                                       Title: Managing Director
                                             --------------------------------


                                       AMERICAN MEDICAL INT'L.
                                       PENSION PLAN


                                           Bea Associates
                                           Attorney-in-Fact
                                       By: /s/ Albert L. Zesiger
                                          -----------------------------------

                                       Name: Albert L. Zesiger
                                            ---------------------------------

                                       Title: Managing Director
                                             --------------------------------

                                       TEMPLE-INLAND MASTER TRUST


                                           Bea Associates
                                           Attorney-in-Fact
                                       By: /s/ Albert L. Zesiger
                                          -----------------------------------

                                       Name: Albert L. Zesiger
                                            ---------------------------------

                                       Title: Managing Director
                                             --------------------------------


                                       ARTHUR D. LITTLE
                                       EMPLOYEE INVES. PLAN


                                           Bea Associates
                                           Attorney-in-Fact
                                       By: /s/ Albert L. Zesiger
                                          -----------------------------------

                                       Name: Albert L. Zesiger
                                            ---------------------------------

                                       Title: Managing Director
                                             --------------------------------


                                         23.

                                       THE DEAN WITTER FOUNDATION


                                           Bea Associates
                                           Attorney-in-Fact
                                       By: /s/ Albert L. Zesiger
                                          -----------------------------------

                                       Name: Albert L. Zesiger
                                            ---------------------------------

                                       Title: Managing Director
                                             --------------------------------


                                       ANDREW HEISKELL


                                           Bea Associates
                                           Attorney-in-Fact
                                       By: /s/ Albert L. Zesiger
                                          -----------------------------------

                                       Name: Albert L. Zesiger
                                            ---------------------------------

                                       Title: Managing Director
                                             --------------------------------

                                       ALFRED E. HELLER


                                           Bea Associates
                                           Attorney-in-Fact
                                       By: /s/ Albert L. Zesiger
                                          -----------------------------------

                                       Name: Albert L. Zesiger
                                            ---------------------------------

                                       Title: Managing Director
                                             --------------------------------


                                       ELIZABETH HELLER MANDELL
                                       TRUST


                                           Bea Associates
                                           Attorney-in-Fact
                                       By: /s/ Albert L. Zesiger
                                          -----------------------------------

                                       Name: Albert L. Zesiger
                                            ---------------------------------

                                       Title: Managing Director
                                             --------------------------------


                                         24.

                                       DOMENIC MIZIO


                                           BEA ASSOCIATES
                                           ATTORNEY-IN-FACT

                                       By: /s/ Albert L. Zesiger
                                          -----------------------------------

                                         Name: ALBERT L. ZESIGER
                                              ---------------------------------

                                         Title: MANAGING DIRECTOR
                                               --------------------------------


                                       THE RAISER MARITAL TRUST


                                           BEA ASSOCIATES
                                           ATTORNEY-IN-FACT

                                       By: /s/ Albert L. Zesiger
                                          -----------------------------------

                                         Name: ALBERT L. ZESIGER
                                              ---------------------------------

                                         Title: MANAGING DIRECTOR
                                               --------------------------------


                                       MARY VAN SCHUYLER RAISER


                                           BEA ASSOCIATES
                                           ATTORNEY-IN-FACT
                                       By: /s/ Albert L. Zesiger
                                          -----------------------------------

                                         Name: ALBERT L. ZESIGER
                                              ---------------------------------

                                         Title: MANAGING DIRECTOR
                                               --------------------------------



                                       BARRIE RAMSAY ZESIGER


                                           BEA ASSOCIATES
                                           ATTORNEY-IN-FACT

                                       By: /s/ Albert L. Zesiger
                                          -----------------------------------

                                         Name: ALBERT L. ZESIGER
                                              ---------------------------------

                                         Title: MANAGING DIRECTOR
                                               --------------------------------


                                         25.

                                       BEA ASSOCIATES
                                       PROFIT SHARING TRUST


                                           BEA ASSOCIATES
                                           ATTORNEY-IN-FACT

                                       By: /s/ Albert L. Zesiger
                                          -----------------------------------

                                         Name: ALBERT L. ZESIGER
                                              ---------------------------------

                                         Title: MANAGING DIRECTOR
                                               --------------------------------


                                       BRINSON PARTNERS, INC.


                                       By:
                                          -----------------------------------
                                           Robert D. Blank
                                            Partner
                                            Brinson Partners, Inc.
                                            209 South LaSalle Street
                                            Suite 114
                                            Chicago, IL 60604-1295


                                       /s/ Alejandro Zaffaroni
                                       --------------------------------------
                                       Dr. Alejandro Zaffaroni, Ph.D.
                                           c/o Interhealth Limited
                                           4005 Miranda Avenue, Suite 180
                                           Palo Alto, CA 94304


                                       ARCH VENTURE FUND II, L.P.
                                       a Delaware limited partnership

                                       By:  ARCH Management Partners II, L.P.
                                               its general partner

                                           By:  ARCH Venture Partners, L.P.
                                              its general partner

                                               By:  Lifework, Inc.
                                                  its general partner

                                                    By: /s/ Robert Nelsen
                                                       ----------------------
                                                        Robert Nelsen
                                                      -----------------------,
                                                      Managing Director


                                         26.

                                       /s/ Eugene Garfield
                                       --------------------------------------
                                       Eugene Garfield
                                           Institute of Scientific Information
                                           3501 Market Street
                                           Philadelphia, PA 19104


                                       /s/ H. R. Sheperd
                                       --------------------------------------
                                       Dr. H. R. Shepherd
                                            Opportunities Unlimited
                                            c/o Armstrong Pharmaceuticals
                                            71 Elm Street
                                            New Caanan, CT 06840


                                         27.

                                 BRINSON VENTURE CAPITAL FUND III, L.P.


                                       By: Brinson Partners, Inc.
                                           its General Partner


                                       By: /s/ Robert D. Blank
                                          -----------------------------------
                                           Robert D. Blank, Partner


                                       BRINSON TRUST COMPANY AS TRUSTEE
                                       OF THE BRINSON MAP VENTURE
                                       CAPITAL FUND III


                                       By: /s/ Robert D. Blank
                                          -----------------------------------
                                            Robert D. Blank,
                                            Assistant Trust Officer


                                         28.

                                       WELLS FAMMY TRUST
                                       S/P JOEL W. SCHRECK


                                           BEA ASSOCIATES
                                           ATTORNEY-IN-FACT

                                       By: /s/ Albert L. Zesiger
                                          -----------------------------------

                                         Name: ALBERT L. ZESIGER
                                              ---------------------------------

                                         Title: MANAGING DIRECTOR
                                              ---------------------------------


                                       A. CAREY ZESIGER REVOCABLE TRUST


                                           BEA ASSOCIATES
                                           ATTORNEY-IN-FACT

                                       By: /s/ Albert L. Zesiger
                                          -----------------------------------

                                         Name: ALBERT L. ZESIGER
                                              ---------------------------------

                                         Title: MANAGING DIRECTOR
                                              ---------------------------------


                                       NICOLA L. ZESIGER


                                           BEA ASSOCIATES
                                           ATTORNEY-IN-FACT

                                       By: /s/ Albert L. Zesiger
                                          -----------------------------------

                                         Name: Albert L. Zesiger
                                              ---------------------------------

                                         Title: Managing Director
                                              ---------------------------------


                                       ALEXA L. ZESIGER


                                           BEA ASSOCIATES
                                           ATTORNEY-IN-FACT

                                       By: /s/ Albert L. Zesiger
                                          -----------------------------------

                                         Name: ALBERT L. ZESIGER
                                              ---------------------------------

                                         Title: MANAGING DIRECTOR
                                              ---------------------------------


                                         29.

                                       ALZA CORPORATION RETIREMENT PLAN


                                           Bea Associates
                                           Attorney-in-Fact
                                       By: /s/ Albert L. Zesiger
                                          -----------------------------------

                                       Name: Albert L. Zesiger
                                            ---------------------------------

                                       Title: Managing Director
                                             --------------------------------



                                       SHEANA BUTLER


                                           Bea Associates
                                           Attorney-in-Fact
                                       By: /s/ Albert L. Zesiger
                                          -----------------------------------

                                       Name: Albert L. Zesiger
                                            ---------------------------------

                                       Title: Managing Director
                                             --------------------------------


                                         30.

                                       ROVENT Limited Partnership

                                       By: Advent International Limited
                                           Partnership, General Partner

                                       By: Advent International Corporation,
                                           General Partner


                                       By: /s/ Charles Hsu
                                          -----------------------------------
                                                Charles Hsu, Vice President


                                       ADVENTACT Limited Partnership


                                       By: Advent International Limited
                                           Partnership, General Partner

                                       By: Advent International Corporation,
                                           General Partner


                                       By: /s/ Charles Hsu
                                          -----------------------------------
                                                Charles Hsu, Vice President


                                       Golden Gate Development and Investment
                                       Limited Partnership


                                       By: Advent International Limited
                                           Partnership, General Partner

                                       By: Advent International Corporation,
                                           General Partner


                                       By: /s/ Charles Hsu
                                          -----------------------------------
                                                Charles Hsu, Vice President


                                         31.

                                       Advent International Investors II
                                       Limited Partnership

                                       By: Advent International Corporation,
                                           General Partner


                                       By: /s/ Charles Hsu
                                          -----------------------------------
                                                Charles Hsu, Vice President


                                         32.

                                       /s/ George Rupp
                                       --------------------------------------
                                       George Rupp
                                           202 Low Library
                                           Columbia University
                                           60 Morningside Drive
                                           New York, New York 10027


                                         33.

                                      EXHIBIT A

                                SCHEDULE OF INVESTORS
                               AS OF SEPTEMBER 3, 1993

Name and Address                                                    Shares
- --------------------------------------------------------------------------------

Series A Preferred Stock:

Institutional Venture Partners V . . . . . . . . . . . . . . . .      2,955,000
Institutional Venture Management V . . . . . . . . . . . . . . .         45,000
Building 2, Suite 290
3000 Sand Hill Road
Menlo Park, California 94025


J. Leighton Read, M.D. . . . . . . . . . . . . . . . . . . . . .        500,000
c/o Interhealth
4009 Miranda Avenue, Suite 275
Palo Alto, California 94304


Bernard Roizman, Sc.D. and Betty Roizman . . . . . . . . . . . .        100,000
5555 S. Everett, Apt. 11A
Chicago, Illinois 60637


Albert L. Zesiger. . . . . . . . . . . . . . . . . . . . . . . .        300,000
75 Bluff Avenue
Rowayton, Connecticut 06853


Peter Palese, Ph.D.  . . . . . . . . . . . . . . . . . . . . . .        100,000
Professor and Chairman
Department of Microbiology
Mount Sinai Medical Center
New York, New York 10029


John P. Curran . . . . . . . . . . . . . . . . . . . . . . . . .         80,000
230 Park Avenue
Suite 1245
New York, New York 10169


                                          1.

Name and Address                                                    Shares
- --------------------------------------------------------------------------------

Steven R. Frank. . . . . . . . . . . . . . . . . . . . . . . . .         50,000
c/o Bear Stearns & Co.
245 Park Avenue, 3rd Floor
New York, NY 10169


David B. Musket. . . . . . . . . . . . . . . . . . . . . . . . .         50,000
One Boston Place, 35th Floor
Boston, Massachusetts 02108


GC&H Investments . . . . . . . . . . . . . . . . . . . . . . . .         50,000
c/o Jeanne Meyer
Cooley Godward Castro Huddleson & Tatum
One Maritime Plaza, 20th Floor
San Francisco, California 94111


Julian N. Stem . . . . . . . . . . . . . . . . . . . . . . . . .         50,000
84 Selby Lane
Atherton, California 94025


Richard Whitley. . . . . . . . . . . . . . . . . . . . . . . . .         10,000
Sally B. Whitley
216 Shades Crest Circle
Birmingham, Alabama 35216


Bruce A. Hironaka. . . . . . . . . . . . . . . . . . . . . . . .         10,000
Valerie Hironaka
26 Lenox Road
Kensington, California 94707


ARCH VENTURE FUND. . . . . . . . . . . . . . . . . . . . . . . .        700,000
Limited Partnership
c/o ARCH Development Corporation
The University of Chicago
1101 East 58th Street
Walker 213
Chicago Illinois 60637


                                          2.

Name and Address                                                    Shares
- --------------------------------------------------------------------------------

SERIES B PREFERRED STOCK:

Accel IV L.P.. . . . . . . . . . . . . . . . . . . . . . . . . .      2,811,111
Accel Japan L.P. . . . . . . . . . . . . . . . . . . . . . . . .        244,444
One Embarcadero Center
Suite 3820
San Francisco, CA 94111


Abingworth Bioventures . . . . . . . . . . . . . . . . . . . . .      2,777,778
c/o Sanne & Cie
Boite Postale 566
L-2015 Luxembourg,
Attn: Karl U. Sanne
Telecopier: (352) 43 54 10

With a copy to:

    Dr. Stephen W. Bunting
    Abingworth Management Limited
    26 St. James's Street
    London SW1A 1HA
    England
    Telecopier:  (44)(71) 930-1891

and to:

    Allen J. Latta, Esq.
    Buchalter, Nerner, Fields & Younger
    601 S. Figueroa Street, 25th Floor
    Los Angeles, CA 90017
    Telecopier:  (213) 896-0400


Brinson Venture Capital Fund III, L.P. . . . . . . . . . . . . .      1,910,624
Brinson Trust Company as Trustee of the. . . . . . . . . . . . .        311,598
:Brinson MAP Venture Capital Fund III
c/o Brinson Partners, Inc.
209 South LaSalle Street
Suite 114
Chicago IL 60604-1295


                                          3.

Name and Address                                                    Shares
- --------------------------------------------------------------------------------

Institutional Venture Partners V . . . . . . . . . . . . . . . .      2,695,500
Institutional Venture Management V . . . . . . . . . . . . . . .         61,100
Building 2, Suite 290
3000 Sand Hill Road
Menlo Park, California 94025


ARCH VENTURE FUND II, L.P. . . . . . . . . . . . . . . . . . . .        277,778
c/o ARCH Development Corporation
The University of Chicago
1101 East 58th Street
Walker 213
Chicago, Illinois 60637


Ferris F. Hamilton Family Trust. . . . . . . . . . . . . . . . .         49,500
Mary Ann Hamilton Trust for Self . . . . . . . . . . . . . . . .         76,500
The Jenifer Altman Foundation. . . . . . . . . . . . . . . . . .         49,500
American Medical Int'l. Pension Plan . . . . . . . . . . . . . .        450,000
Temple-Inland Master Trust . . . . . . . . . . . . . . . . . . .        495,000
Arthur D. Little Employee Inves. Plan. . . . . . . . . . . . . .        405,000
The Dean Witter Foundation . . . . . . . . . . . . . . . . . . .         72,000
Andrew Heiskell. . . . . . . . . . . . . . . . . . . . . . . . .         76,500
Alfred E. Heller . . . . . . . . . . . . . . . . . . . . . . . .         49,500
Elizabeth Heller Mandell Trust . . . . . . . . . . . . . . . . .         49,500
Domenic Mizio. . . . . . . . . . . . . . . . . . . . . . . . . .         76,500
The Raiser Marital Trust . . . . . . . . . . . . . . . . . . . .         99,000
Mary Van Schuyler Raiser . . . . . . . . . . . . . . . . . . . .         27,000
Barrie Ramsay Zesiger. . . . . . . . . . . . . . . . . . . . . .         99,000
BEA Associates Profit Sharing Trust. . . . . . . . . . . . . . .         99,000
Wells Family Trust S/P Joel W. Schreck . . . . . . . . . . . . .         99,000
A. Carey Zesiger Revocable Trust . . . . . . . . . . . . . . . .         36,000
Nicola L. Zesiger. . . . . . . . . . . . . . . . . . . . . . . .         36,000
Alexa L. Zesiger . . . . . . . . . . . . . . . . . . . . . . . .         31,500
Alza Corporation Retirement Plan . . . . . . . . . . . . . . . .         49,500
Sheana Butler: . . . . . . . . . . . . . . . . . . . . . . . . .         27,000
    c/o BEA Associates
    153 E. 53rd Street, 58th Floor
    New York, NY 10022


Dr. H.R. Shepherd. . . . . . . . . . . . . . . . . . . . . . . .        166,667
Opportunities Unlimited
c/o Armstrong Pharmaceuticals
71 Elm Street
New Caanan, CT 06840


                                          4.

Name and Address                                                    Shares
- --------------------------------------------------------------------------------

Dr. Alejandro Zaffaroni. . . . . . . . . . . . . . . . . . . . .        277,778
Attention: Gonzalo Silviera
c/o Interhealth Limited
4005 Miranda Avenue, Suite 180
Palo Alto, CA 94304


Eugene Garfield. . . . . . . . . . . . . . . . . . . . . . . . .        277,778
Institute of Scientific Information
3501 Market Street
Philadelphia, PA 19104


Peter Palese, Ph.D . . . . . . . . . . . . . . . . . . . . . . .         55,556
414 Highwood Avenue
Leonia, New Jersey 07605


GC&H Investments . . . . . . . . . . . . . . . . . . . . . . . .         40,000
c/o Jeanne Meyer
Cooley Godward Castro Huddleson & Tatum
One Maritime Plaza, 20th Floor
San Francisco, California 94111


Common Stock:


Peter Palese, Ph.D . . . . . . . . . . . . . . . . . . . . . . .        750,000
414 Highwood Avenue
Leonia, New Jersey 07605


J. Leighton Read, M.D. . . . . . . . . . . . . . . . . . . . . .        750,000
c/o Aviron
1450 Rollins Road
Burlingame, CA 94010


Bernard Roizman, Sc.D. . . . . . . . . . . . . . . . . . . . . .        750,000
5555 S. Everett, Apt. 11A
Chicago IL 60637


Richard J. Whitley . . . . . . . . . . . . . . . . . . . . . . .        750,000
216 Shades Crest Circle
Vestavia, AL 35216


                                          5.

                                      EXHIBIT B
                         SCHEDULE OF SERIES A WARRANT HOLDERS

Name and Address                                      No. of Shares Purchasable
- --------------------------------------------------------------------------------

Mount Sinai Medical Center . . . . . . . . . . . . .       225,000
One Gustave L. Levy Plaza
New York, New York 10029-6574


                                          6.

                                     EXHIBIT C

                         SCHEDULE OF SERIES B WARRANT HOLDERS


Name and Address                                      No. of Shares Purchasable
- --------------------------------------------------------------------------------


Institutional Venture Management V . . . . . . . . .         8,000
Building 2, Suite 290
3000 Sand Hill Road
Menlo Park, California 94025


Institutional Venture Partners V . . . . . . . . . .       392,000
Building 2, Suite 290
3000 Sand Hill Road
Menlo Park, California 94025


                                          7.

                                      EXHIBIT D

                               CAPITALIZATION SCHEDULE


Pursuant to the 1992 Stock Option Plan (the "Option Plan"), the Company has reserved 3,860,000 shares of Common Stock for issuance upon exercise of options granted under the Option Plan. As of September 3, 1993, options to purchase 1,912,034 shares (net of cancellations) have been granted to employees and consultants of which 69,270 shares have been exercised.

On February 9, 1993, the Company entered into a Technology Transfer Agreement with The Mount Sinai School of Medicine ("Mount Sinai") pursuant to which the Company acquired certain technologies. In exchange, Aviron issued 175,000 shares of Common Stock and Warrants to purchase, in the aggregate, 225,000 shares of Series A Preferred Stock (the "Series A Warrants"). The Series A Warrants become exercisable at various times upon the occurrence of certain milestones.

On June 1, 1993, the Company entered into agreements with Institutional Venture Partners ("IVP") and Institutional Venture Management ("IVM") to provide a bridge loan to the Company. In consideration for the loan, IVP and IVM received warrants to purchase a total of 400,000 shares of Series B Preferred Stock (the "Series B Warrants"). The Series B Warrants expire at the earlier of (i) the closing of an initial public offering of Common Stock pursuant to a registration statement under the Securities Act of 1933, as amended or (ii) June 1, 1995.

On March 30, 1994, the Company issued to Lease Management Services, Inc. a warrant to purchase 116,667 shares of Series B Preferred Stock in connection with an equipment lease.

EXHIBIT B TO MATERIALS TRANSFER AND INTELLECTUAL PROPERTY AGREEMENT BETWEEN AVIRON AND THE REGENTS OF THE UNIVERSITY OF MICHIGAN, EFFECTIVE AS OF February 24, 1995

LIST OF KNOWN RECIPIENTS OF MASTER STRAINS

                                              CONFIDENTIAL TREATMENT REQUESTED



LIST OF KNOWN RECIPIENTS OF MASTER STRAINS


[



                                                        ]

Transfers to recipients noted on the following memo and the following letter:

                                              CONFIDENTIAL TREATMENT REQUESTED


[The University of Michigan School of Public Health Letterhead]



                                   November 7, 1994



J. Leighton Reed, M.D.
Chairman and C.E.O.
Aviron
1450 Rollins Road
Burlingame, California 94010

Dear Dr. Reed:

    As requested, I am furnishing you with the names of the organizations that furnished the two "Master" strains [
                       ]

1.  [
                  ]

2.  [
                                   ]

3.  [
                      ]

4.  [
                                    ]

5.  [
                                                ]

                                      Sincerely,
                                   [              ]


[           ]

                                              CONFIDENTIAL TREATMENT REQUESTED



[The University of Michigan School of Public Health Letterhead]


                                                                2/14/95


    To:            Mike Kope-J.D.-Attorney-TMO


    From:          [                                                   ]


    Re:            Distribution of the Master-Strain


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                                       ]